                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number    811-06312

                             THE LAZARD FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 632-6000

Date of fiscal year end:    12/31

Date of reporting period:   06/30/03

ITEM 1.   REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Semi-Annual
Report

J U N E  3 0 ,  2 0 0 3

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2003; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

The Lazard Funds, Inc.
Investment Overviews

A Message From Lazard

We are pleased to bring you the following semi-annual report of the Fund for the six-month period ended June 30, 2003.

Crosscurrents affected the global economy during the first half of 2003. The capital markets moved lockstep in anticipation of stronger economic growth beginning with the third quarter of 2003. This flow of investment capital, from Treasuries to credit and, ultimately, to the equity markets occurred against a backdrop of considerable uncertainty. Government bond yields fell, worldwide, as deflation fears set in at the beginning of the year. In March, however, global equity markets rose steadily as the uncertainty of a possible war in Iraq and the SARS (Severe Acute Respiratory Syndrome) crisis subsided. Other signs of optimism began to appear in the U.S. and in Europe, as the Federal Reserve cut interest rates, the U.S. government reduced taxes and Germany promised income tax reductions, providing support to the global economy while increasing investor confidence in a late 2003 recovery. Stocks did well abroad, with many countries outpacing gains in the United States. The euro continued to appreciate against the U.S. dollar, enhancing the returns of U.S. dollar-based investors. While the weakness in the euro following its early 1999 creation depressed returns on non-U.S. investments, the rebound in the euro that began in early 2002 has augmented returns for the U.S. dollar-based investors. These positive results, however, were tempered by the fact that much of the economic data across the globe had not materially changed for the better. For example, economic growth estimates for the U.S. and much of Europe remain flat throughout the remaining two quarters of the year.

In this environment, long-term investors are understandably questioning the direction of the capital markets, particularly whether the global market rally that took place in the second quarter was the beginning of a full market recovery. Evidence for this has yet to materialize. We need to see much stronger earnings growth over the next few quarters and better valuations across the board. Regardless of market trends, Lazard will remain focused on seeking financially productive and inexpensively valued companies. We feel that the current environment will likely result in unique buying opportunities for the disciplined investor. In our view, building a portfolio of various asset and investment classes and maintaining a long-term focus is the best path for investors to take in reaching their investment goals.

As bottom-up stock pickers, we remain focused on stock selection and fundamentals of the companies we follow, seeking to identify and take advantage of pricing anomalies and discovering hidden opportunities to uncover value.

The following Investment Overviews are intended to provide you with mid-year reviews about the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

During the first six months of 2003, as U.S. and global stocks climbed, the S&P 500® Index returned 11.8% and stocks outside the U.S., measured by the Morgan Stanley Capital International (MSCI®) World® Index, registered an 11.1% return.

The year began with a sharp, but short-lived, rally that quickly faded in the face of a deteriorating economic outlook, uncertainty about the prospect of a U.S.-led war against Iraq and the fear of SARS spreading from China to the rest of the world. By early March, stocks had approached the lows of October 2002. It was only in mid-March, when investors’ fears subsided, that stocks began to rebound sharply. The equity markets continued on an upward swing through May and June, posting their best quarterly performance since the fourth quarter of 1999, the lead up to the 2000 market peak.

The second quarter’s rally was broad based, with all sectors seeing double-digit gains. However, the more volatile, less profitable companies that had been hardest hit by previous market weakness achieved the strongest gains within each sector. Regionally, returns were fairly consistent, with Europe and Asia generating mid-teens percentage gains in local currency terms; the gain in European markets was, however, enhanced by the continued strength of the euro, which continued to rise against the dollar during the first six months of the year. Emerging markets were the true stars of the period, as markets in Venezuela, Turkey, Russia and Indonesia all posted strong gains. Returns in Asian markets varied from modest increases in Malaysia, Pakistan and Taiwan to impressive returns in South Korea and Indonesia.

Global returns have been strengthening in reaction to attractive valuations, a weaker dollar, and stimulative economic policy. While the more speculative stocks that had been hardest hit during the extended market decline have dominated the early stages of

The Lazard Funds, Inc.
Investment Overviews (continued)

this rally, we expect the rally to broaden to include more financially productive, relative value stocks. Hence, our belief remains that investors should strongly maintain an allocation to different asset classes and non-correlated investments in order to manage risk and achieve consistency in returns.

At Lazard, we believe that bottom-up, value-driven investing leads to portfolios that outperform in the long-term. In the second half of 2003, we will, as always, focus on high-quality companies that we believe are capable of generating strong returns for investors in a variety of economic environments.

Fixed-Income Markets Overview

Yields declined through much of the second quarter, at one point having dropped to levels not seen since the mid-1950s. Market participants were encouraged to drive yields that low by Federal Reserve concerns over deflation and the central bank’s policy response of letting the economic rebound extend for some time before any tightening would be considered. However, when the Federal funds rate was only lowered by 25 basis points in late June, the bond market presumed growth, and a sharp backup in yields ensued along with a general steepening of the curve. As such, yields ended the quarter 26 to 30 basis points lower, rather than the 55 to 60 basis point gain that was in place prior to the Fed’s June 25th easing. Market participants, if nothing else, remain optimistic on the U.S. economy and cautious about holding bonds at such low yields. As a consequence, sell-offs have a much more frenzied pace than rallies.

Total return for the Lehman Aggregate Bond Index in the second quarter was 2.5%. The government component of the Aggregate (including Treasuries and Agencies) also returned 2.5%, with Treasuries posting a 2.7% return. The credit sector, the component most responsive to expectations of recovery, was the best performer, registering a 4.8% total return. U.S. corporate bonds, in particular, performed best, with a 5.1% return. Industrial issuers were the leading segment at 5.5%. Breaking down the corporate sector by credit rating, BBB-rated credits had the highest return, at 6.5%. Total return for mortgage pass-through securities lagged other sectors in the quarter; the asset class posted 0.7% total return for the period. Asset-backed securities returned 1.9%.

Looking forward, we believe the economy is likely to continue to expand, although perhaps not quite at the pace the markets appear to be discounting. Considering this potential for relative disappointments, the risks in the market are centered around credit spreads, extension risk in mortgages, and the level of yields. In our opinion, the interest rate risk looms largest. As such, we are reducing the duration exposure in corporates to neutral but raising the overall weight in the Portfolios to maintain yield. Our presumption is that if yields fall from here, we want to own the duration in Treasuries. If yields should trend higher, we want the shortening to be centered in Treasuries as well. While the market makes up its mind on direction, the compounding of the corporate yields will help boost returns.

Lazard Equity Portfolio

For the six months ended June 30, 2003, Lazard Equity Portfolio’s Institutional Shares posted a total return of 9.84%, while Open Shares posted a total return of 9.76%, as compared with the 11.77% return of the S&P 500 Index.

In the first quarter, the Portfolio benefited from strong stock selection in telecommunications, as our holdings (including Comcast and Verizon) defended well despite the group’s sharp decline. The Portfolio’s relatively low weight in the health care sector detracted from returns, as did stock performance in the group. Eli Lilly, for example, lagged the group due to concerns over their anti-psychotic drug ZYPREXA.

The second quarter, conversely, saw the Portfolio benefit from its underweight position in health care, as well as from stock selection in consumer discretionary. Target rallied strongly on expectations the economic rebound will support consumer spending. The Portfolio was hurt in this quarter by stock selection in technology and the utilities sector. In both cases, however, all of our holdings contributed positively, but returns were hurt by not owning some of the sectors’ biggest movers. As sentiment improved, investors embraced risk and sought out the most volatile and highly leveraged stocks.

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 10.19%, while Open Shares posted a total return of 10.07%, as compared with the 15.47% return of the Russell Midcap® Index for the six months ended June 30, 2003.

The Lazard Funds, Inc.
Investment Overviews (continued)

Stock selection in the consumer discretionary sector helped performance during the first quarter. Shares of Mattel, the children’s toy manufacturer, rose after it reported strong fourth-quarter earnings due to cost cuts and higher Barbie Doll sales in the U.S. NIKE, the world’s top shoe company, performed well, as the company’s fourth-quarter results came in above expectations. On the other hand, stock performance in the technology sector detracted from performance: Celestica, the world’s fourth-largest maker of electronics, revised its earnings guidance downward as sales revenues were lower than expected for the first quarter. In health care, shares of King Pharmaceuticals declined in March after it disclosed that the SEC was to conduct an investigation of the company.

The second quarter saw the Portfolio’s overweight position in the consumer durables sector help returns, as did stock selection in commercial services: AmerisourceBergen Corporation completed its acquisition of pharmaceutical packaging company Anderson Packaging, which is expected to increase revenues and solidify the company’s position. Conversely, the Portfolio’s underweight to the telecommunications sector hurt returns, as did stock selection in technology and utilities, where we did not hold some of the biggest movers in the sector.

Lazard Small Cap Portfolio

Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 12.26%, while Open Shares posted a total return of 12.19%, as compared with the 17.88% return of the Russell 2000® Index for the six months ended June 30, 2003.

Stock selection in the technology sector helped performance during the first quarter. Shares of Microsemi Corp. (which designs and manufactures semiconductors) performed strongly, due to improved pricing and volumes in its military/aero/satellite division. On the other hand, stock selection in finance and in consumer staples detracted from performance. Shares of Investment Technology Group were weak, as the company reported disappointing results in January due to weak trading volume. Robert Mondavi holdings declined after the company lowered full-year forecasts due to sluggish sales, which have suffered because of cheaper imports and price cuts by competitors.

The Portfolio was helped by stock selection in the utilities sector in the second quarter, where DQE’s stock rose after the company announced significant progress in resolving its dispute with the IRS. Stock selection in the consumer discretionary and financials sectors hurt the Portfolio, however, as both sectors saw the strongest rallies in lower-quality stocks. In the financial sector, shares of W Holding declined after the company announced that first-quarter earnings were reduced due to investment losses.

Lazard International Equity Portfolio

Lazard International Equity Portfolio’s Institutional Shares posted a total return of 8.18%, while Open Shares posted a total return of 8.22%, as compared with the 9.47% return of the MSCI Europe, Australasia and Far East (EAFE®) Index for the six months ended June 30, 2003.

In the first quarter of 2003, the Portfolio benefited from strong stock selection in the financial sector, particularly in Irish bank holdings (Allied Irish and Bank of Ireland), which posted strong returns from their core businesses and had little exposure to volatile capital markets. Strong stock selection in the materials sector was driven by gains in CRH, the Irish building materials company. Conversely, European energy stocks, such as Eni and Total, underperformed during the quarter, on investor fears of a potential oil price drop in the wake of the Iraq war.

The second quarter saw the energy stocks, especially Total, rebound, as the Iraq situation abated; stock selection in consumer discretionary also helped, as Nissan’s shares rose to a 13-year high. Takeda Chemical lagged the gains of some of its pharmaceutical peers due to concerns over the company’s new-drug pipeline. While all of the Portfolio’s financial holdings contributed positively, returns were hurt by not owning some of the sector’s big movers.

Lazard International Equity Select Portfolio

Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 8.53%, while Open Shares posted a total return of 8.26%, as compared with the 9.47% return of the MSCI EAFE Index for the six months ended June 30, 2003.

The Portfolio benefited from strong holdings in the industrial sector (especially Siemens) and a rebound in Endesa, the Spanish utility, during the first quarter. Results for financial stocks were mixed: bank holdings based in Italy and Ireland performed well, and U.K. financials rebounded late in the quarter from

The Lazard Funds, Inc.
Investment Overviews (continued)

earlier weakness; however, financial holdings with more exposure to capital markets activity underper-formed. European energy stocks such as Eni (which had previously held up well during the market’s decline), underperformed during the quarter.

As opposed to their mixed performance in the first quarter, the Portfolio’s financial stocks produced strong second quarter gains, particularly among companies poised to benefit from stronger capital markets. UBS, for example, rose on first-quarter results that were impressive, both overall and relative to its performance in the second half of 2002, and well above expectations. European energy stocks, especially Total, recovered from their underperfor-mance, performing uncharacteristically well in the rally. Performance was hurt by the general market environment, which was characterized by outperformance of more volatile, lower quality stocks.

Lazard International Small Cap Portfolio

Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 13.01%, while Open Shares posted a total return of 12.89%, as compared with the 19.55% return of the MSCI EAFE Small Cap Index for the six months ended June 30, 2003.

The first quarter saw Man Group, the U.K.-based hedge fund group, showing strong performance after releasing a trading statement indicating that 2002/2003 performance would be well ahead of analysts’ expectations. Esprit Holdings performed extremely well over the quarter, as the apparel manufacturer continued to outperform its competition in a difficult economic environment. On the other hand, Waterford Wedgwood, the Ireland-based manufacturer and marketer of crystal and china, was among the worst performers in the Portfolio this quarter. Concerns about poor holiday sales in the U.S. this past December drove the share price lower. Another poor performer for the quarter was Luminar, the U.K. operator of restaurants and nightclubs. The company reported disappointing like-for-like sales trends for the second half of 2002.

One of the best performers of the second quarter (as well as for the year-to-date) was Techem, the German manufacturer and service provider for water metering devices. Stock selection in financials was a positive, especially Suruga Bank, a regional Japanese bank with operations based in Shizuoka and Tokyo. The company has re-invented itself as a retail bank with nearly 70% of loan assets currently tied to consumers. Conversely, Swedish Match, one of the largest holdings in the Portfolio, underperformed for the quarter. The company reported weak first quarter results, as it was burdened by a strong USD and lower sales revenues in the cigar division.

Lazard Emerging Markets Portfolio

Lazard Emerging markets Portfolio’s Institutional Shares posted a total return of 13.08%, while Open Shares posted a total return of 13.04%, as compared with the 16.13% return of the MSCI Emerging Markets Free® (EMF) Index for the six months ended June 30, 2003.

Emerging markets equities fell overall during the first quarter of 2003, with Asian markets dropping most, Eastern European markets falling moderately, and Latin American markets posting a very marginal rise. Investor concerns about declining world economic growth, the conflict in Iraq, and the emergence of SARS in Asia all acted to make the period highly volatile and unpredictable. By country, the first quarter included few bright spots, with defaulted Argentina, ironically, performing better than any other nation. By sector, health care, utilities and energy outperformed the index over the quarter. Significant underperformers in the Portfolio included telecom services, information technology, and financials. We purchased some shares in Telkom South Africa, and added to positions in Satyam and Wimm-Bill-Dann. We disposed of the Portfolio’s holding in Panamerican Beverages after Coca Cola Femsa bid for the entire company.

Emerging markets equities recovered dramatically during the second quarter of 2003, helped by the rapid end to the war and the falling impact of SARS. Markets in Asia and Latin America performed similarly to the index, while Eastern European shares demonstrated even better performance. Particularly noteworthy performance was experienced in Venezuela (where the equity market rose by almost 90%), Turkey, Russia and Indonesia (where share prices finished more than 40% higher). Although all sectors posted positive performance, information technology and telecommunications, two sectors that lagged considerably over the past three years, managed to keep pace or actually better the index’s return. The Portfolio participated in several public offerings of Asian companies over the quarter,

The Lazard Funds, Inc.
Investment Overviews (continued)

including Indonesia’s largest bank (Bank Mandiri) and Daewoo Shipbuilding, in South Korea. We sold the Portfolio’s position in Quanta Computer, and trimmed holdings in Compal Electronics and Yue Yuen, all due to higher valuations. Holdings in KT Corp. and Telefonos de Mexico were increased due to their defensive natures.

Lazard Bond Portfolio

Lazard Bond Portfolio’s Institutional Shares posted a total return of 2.85%, while Open Shares posted a total return of 2.87%, as compared with the 4.27% return of the Lehman Intermediate Government/ Credit Bond® Index for the six months ended June 30, 2003.

The Portfolio trailed the index for the first quarter, generally because we were purposely underinvested in BBB credits and, more specifically, debt issued by utilities. The volatility characteristics of the BBB sector hurt total return as much as it helped during the past three months. In an uncertain economic environment, a more cautious approach to credit has his torically proven best. We maintained a relatively neutral duration, an overweight in intermediate-term corporates, and a position that benefits from a flatter yield curve.

In the second quarter, the Portfolio returned 2.0%, compared with 2.7% for the Lehman Intermediate Government/Credit Bond Index and 1.9% for the Lehman Intermediate Aggregate Index (we include the example of the Intermediate Aggregate Index because that Index contains mortgages, and mortgages have been a part of the Fund’s strategy). In addition, we continued to build a corporate bond portfolio within the Portfolio that added yield without adding undue credit volatility to the returns. This process will necessarily cause the performance to lag during a period of sharp credit spread contraction.

Lazard High Yield Portfolio

Lazard High Yield Portfolio’s Institutional Shares posted a total return of 15.39%, while Open Shares posted a total return of 14.98%, as compared with the 17.88% return of the Merrill Lynch High Yield Master II® Index for the six months ended June 30, 2003.

During the first two quarters of 2003, the high yield market continued the rally that started last November. Strong mutual fund inflows helped to push the market higher. The lowest quality tiers (rated CCC and less) performed the best, returning over 36% year-to-date. In keeping with our style, the Portfolio is of higher quality and is underweight CCC’s, accounting for the majority of underperfor-mance year-to-date. To put the spectrum of performance by quality sector in perspective, the Merrill Lynch BB Index returned 12.3% for the first six months of 2003. Performance was positively affected by several holdings that performed exceptionally well, including Paxson, Alamosa, and Calpine.

Long-term trends in high yield support our focus on the better quality upper tier of high yield. Over the past ten years, according to Merrill Lynch data, the BB quality sector has outperformed the CCC sector by approximately 320 basis points, annualized. During the first half, we continued to trim lower tier credits and add better quality credits. This effort will continue until the Portfolio is approximately 50% BB. Lazard hired a team of five high yield specialists in the fourth quarter of 2002 to enhance and build-out the high yield product. This team generally focuses on the better quality high yield sectors. By merging the two teams, Lazard is making a conscious effort to upgrade the quality of the Portfolio and improve performance.

In our opinion, the climate for high yield remains robust, as high yield companies embrace the new-found liquidity of today’s market and investors remain hungry for the incremental yield of the sector. The strength in high yield is supported by signs of an improved environment: default rates are falling, banks are more accommodating, and high yield companies are more generally focused on repairing their balance sheets. Additionally, the relative value of the sector stands out, in comparison to 4% yields on Treasurys and a still volatile equity market.

Lazard Global High Yield Portfolio

Lazard Global High Yield Portfolio’s Institutional Shares posted a total return of 7.48%, while Open Shares posted a total return of 7.05%, as compared with the 4.89% return of the Global High Yield Blended Index, the 19.11% return of the Merrill Lynch Global High Yield Index and the 0.66% return of the One Month London Interbank Offered Rate (LIBOR) USD Fixed Index for the six months ended June 30, 2003.

The Lazard Funds, Inc.
Investment Overviews (concluded)

For the first quarter of 2003, the Portfolio’s returns were predominately driven by the high yield sector, which has drawn record net investment flows because of its high current yields relative to other fixed-income assets and the more constructive view on risk being built on improved company fundamentals. The other sectors in which the Portfolio is invested (including local currency emerging markets, asset-backed securities, and mortgages) also posted positive gains.

The environment for credit remained positive in the second quarter, and the Portfolio posted strong absolute returns. As the demand and outlook remained positive during the quarter, the allocation for high yield increased from approximately 45% of the total Portfolio to 85%. Overall, the Portfolio’s structure is tilted much more toward the higher quality issuers within the high yield marketplace, with 45% of the high yield sector of the Portfolio invested in securities rated BB or better. The emerging market sector also performed well during the quarter, rising approximately 6% on a total rate-of-return basis.

Lazard Mortgage Portfolio

Lazard Mortgage Portfolio posted a total return of 2.64%, as compared with the 1.60% return of the Lehman Fixed-Rate Mortgage-Backed Securities® (MBS) Index for the six months ended June 30, 2003.

The Portfolio outperformed in the first quarter, largely because we avoided the broad middle of the mortgage market. Our strategy was to buy issues with coupons that were both higher and lower than the index average. Our higher coupon issues provided returns similar to the money-market-like returns of 6.5% coupons. Our lower coupon issues were less affected by prepayments and provided some price appreciation as interest rates declined slightly and spreads for all non-Treasury sectors narrowed.

Once again, in the second quarter, the Portfolio outperformed the Index largely because our strategy was to own issues with coupons that were lower than the Index average. The second quarter may have been the low point for the mortgage sector, as interest rates are already higher than the historical lows of mid-June. Looking forward, we believe that mortgages will return to their historical pattern of providing slightly better returns than Treasuries.

Notes to Investment Overviews:

All returns are for the period ended June 30, 2003 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The Global High Yield Blended Index is an index created by the Fund's Investment Manager, which blends the performance of the Merrill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003.

Past performance is not indicative, nor a guarantee, of future results.

The Lazard Funds, Inc.
Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Equity Portfolio**	(0.48)%	(2.00)%	9.16%	(0.74)%	(2.27)%	2.86%
S&P 500 Index	0.25	(1.61)	10.04	0.25	(1.61)	5.52

*	All returns assume reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investors shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	(1.40)%	5.81%	6.76%
Open Shares	(1.71)	5.46	6.42
Russell Midcap Index	2.63	3.35	5.13

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	(5.12)%	2.06%	9.63%	(4.90)%	1.87%	5.30%
Russell 2000 Index	(1.64)	0.96	8.25	(1.64)	0.96	4.43

*	All returns assume reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Equity Portfolio**	(4.07)%	(4.60)%	5.23%	(4.19)%	(4.83)%	0.85%
MSCI EAFE Index	(6.46)	(4.00)	2.78	(6.46)	(4.00)	(0.07)

*	All returns assume reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	One	Since
	Year	Inception†

International Equity Select Portfolio**
Institutional Shares	(7.51)%	(7.32)%
Open Shares	(7.81)	(7.55)
MSCI EAFE Index	(6.46)	(9.52)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

International Small Cap Portfolio**	(1.53)%	1.15%	5.17%	(1.93)%	0.71%	3.57%
MSCI EAFE Small Cap Index	(0.64)	(1.72)	(1.04)	(0.64)	(1.72)	(3.30)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was December 1, 1993 and for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets Free® (EMF) Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

Emerging Markets Portfolio**	6.05%	0.44%	(0.59)%	(6.01)%	0.22%	(3.44)%
MSCI EMF Index	6.96	2.52	(2.18)	6.96	2.52	(3.34)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was July 15, 1994 and for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Bond Portfolio**	8.13%	5.49%	5.71%	7.96%	5.25%	5.77%
Lehman Intermediate Gov’t/Credit
Bond Index	10.84	7.64	6.87	10.84	7.64	7.78

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was March 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

High Yield Portfolio**	11.02%	(2.88)%	(1.12)%	10.44%	(3.17)%	(2.37)%
Merrill Lynch High Yield
Master II Index	22.20	2.96	3.53	22.20	2.96	3.22

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Global High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Global High Yield Portfolio, Global High Yield Blended Index, Merrill Lynch Global High Yield
Index and One Month London Interbank Offered Rate (LIBOR) USD Fixed Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Global High Yield Portfolio**	7.45%	2.51%	5.02%	6.65%	2.02%	2.65%
Global High Yield Blended Index	5.80	5.03	5.10	5.80	5.03	5.18
Merrill Lynch Global High Yield Index	24.13	2.97	N/A	24.13	2.97	N/A
One Month LIBOR USD Fixed Index	1.53	4.17	4.67	1.53	4.17	4.51

*	All returns assume reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment. The Global High Yield Blended Index is an index created by the Portfolio’s Investment Manager, which blends the performance of the Merrill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003. The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The One Month LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.

Before May 1, 2003, the Portfolio was known as Lazard Strategic Yield Portfolio.

The dollar values shown above for the Merrill Lynch Global High Yield Index represent the hypothetical return on a $13,932 investment made on January 1, 1998. The $13,932 represents the value, on January 1, 1998, of $10,000 invested in the Institutional Shares of Global High Yield Portfolio on June 30, 1993.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997 and for Merrill Lynch Global High Yield Index was January 1, 1998.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard Mortgage Portfolio

     Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mortgage Portfolio and Lehman Fixed-Rate Mortgage-Backed Securities® (MBS) Index*

Average Annual Total Returns*
Periods Ended June 30, 2003
	Institutional Shares

	One	Since
	Year	Inception**

Mortgage Portfolio	6.96%	7.39%
Lehman Fixed-Rate MBS Index	5.72	7.45

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Fixed-Rate MBS Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.

**	The inception date for the Portfolio was December 29, 2000.

The Lazard Funds, Inc.
Portfolios of Investments
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—98.3%
Aerospace & Defense—3.5%
Lockheed Martin Corp.	36,000	$1,712,520
The Boeing Co.	42,600	1,462,032
United Technologies Corp.	17,900	1,267,857

		4,442,409

Apparel & Textiles—1.1%
NIKE, Inc., Class B	25,100	1,342,599

Banking & Financial Services—20.2%
American Express Co.	68,300	2,855,623
Bank of America Corp.	37,850	2,991,285
Bank One Corp.	64,800	2,409,264
Citigroup, Inc.	82,697	3,539,432
Freddie Mac	12,800	649,856
Golden West Financial Corp.	26,000	2,080,260
HSBC Holdings PLC ADR	25,700	1,519,127
Lehman Brothers Holdings, Inc.	14,400	957,312
Merrill Lynch & Co., Inc.	21,700	1,012,956
Morgan Stanley	13,800	589,950
National City Corp.	28,100	919,151
Northern Trust Corp.	48,900	2,043,531
SouthTrust Corp.	52,500	1,428,000
Wells Fargo & Co.	46,000	2,318,400

		25,314,147

Brewery—0.8%
Anheuser-Busch Cos., Inc.	19,300	985,265

Business Services & Supplies—5.6%
Accenture, Ltd., Class A (a)	69,900	1,264,491
Automatic Data Processing, Inc.	26,100	883,746
Avery Dennison Corp.	25,700	1,290,140
First Data Corp.	37,500	1,554,000
Pitney Bowes, Inc.	51,700	1,985,797

		6,978,174

Cable & Broadcasting—1.7%
Comcast Corp., Class A (a)	72,800	2,098,824

Chemicals—1.0%
Rohm & Haas Co.	38,800	1,203,964

Computer Software—3.8%
Microsoft Corp.	123,600	3,165,396
Oracle Corp. (a)	76,100	914,722
PeopleSoft, Inc. (a)	36,300	638,517

		4,718,635

Computers & Business Equipment—3.8%
Cisco Systems, Inc. (a)	66,900	1,116,561
Hewlett-Packard Co.	57,900	1,233,270
International Business Machines
Corp.	28,900	2,384,250

		4,734,081

Cosmetics & Toiletries—1.9%
Colgate-Palmolive Co.	40,400	2,341,180

Diversified—5.1%
3M Co.	13,100	1,689,638
Emerson Electric Co.	44,600	2,279,060
General Electric Co.	86,800	2,489,424

		6,458,122

Drugs & Health Care—6.7%
Eli Lilly & Co.	19,800	1,365,606
HCA, Inc.	42,100	1,348,884
Pfizer, Inc.	90,300	3,083,745
Schering-Plough Corp.	49,900	928,140
Wyeth	37,600	1,712,680

		8,439,055

Food & Beverages—4.3%
H.J. Heinz Co.	38,600	1,273,028
PepsiCo, Inc.	29,340	1,305,630
The Coca-Cola Co.	26,200	1,215,942
The Kroger Co. (a)	97,100	1,619,628

		5,414,228

Household Products &
Home Furnishings—1.2%
Newell Rubbermaid, Inc.	54,300	1,520,400

Insurance—6.4%
American International Group, Inc.	21,869	1,206,731
Berkshire Hathaway, Inc., Class A (a)	8	580,000
Jefferson-Pilot Corp.	36,200	1,500,852
Marsh & McLennan Cos., Inc.	29,500	1,506,565
MetLife, Inc.	45,000	1,274,400
The Hartford Financial Services
Group, Inc.	39,500	1,989,220

		8,057,768

Leisure & Entertainment—1.0%
Mattel, Inc.	70,200	1,328,184

Medical Products & Services—2.2%
Guidant Corp.	27,900	1,238,481
Johnson & Johnson	29,100	1,504,470

		2,742,951

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Metals & Mining—1.2%
Alcoa, Inc.	60,600	$1,545,300

Multimedia—4.2%
The News Corp., Ltd. ADR	126,500	3,168,825
Viacom, Inc., Class B (a)	47,000	2,052,020

		5,220,845

Oil & Gas—8.4%
Baker Hughes, Inc.	40,800	1,369,656
Burlington Resources, Inc.	32,700	1,768,089
ChevronTexaco Corp.	22,529	1,626,594
ConocoPhillips	23,680	1,297,664
Exxon Mobil Corp.	84,728	3,042,582
Praxair, Inc.	23,600	1,418,360

		10,522,945

Retail—3.6%
Target Corp.	55,400	2,096,336
The Home Depot, Inc.	48,400	1,603,008
Wal-Mart Stores, Inc.	16,600	890,922

		4,590,266

Semiconductors & Components—2.2%
Intel Corp.	73,900	1,535,938
Texas Instruments, Inc.	72,600	1,277,760

		2,813,698

Telecommunications—4.1%
BellSouth Corp.	90,300	2,404,689
Verizon Communications, Inc.	68,800	2,714,160

		5,118,849

Utilities—4.3%
Ameren Corp.	29,700	1,309,770
Entergy Corp.	27,000	1,425,060
KeySpan Corp.	51,500	1,825,675
NiSource, Inc.	47,500	902,500

		5,463,005

Total Common Stocks
(Identified cost $120,451,820)		123,394,894

	Principal
	Amount
	(000)

Repurchase Agreement—1.4%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$1,765,000 United States Treasury
Bill, 0.96%, 07/17/03, with a
value of $1,765,000)
(Identified cost $1,728,000)	$1,728	$1,728,000

Total Investments
(Identified cost $122,179,820) (b)	99.7%	$125,122,894
Cash and Other Assets in Excess
of Liabilities	0.3	346,966

Net Assets	100.0%	$125,469,860

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—98.9%
Aerospace & Defense—2.8%
Alliant Techsystems, Inc. (a)	10,700	$555,437
Rockwell Collins, Inc.	21,300	524,619

		1,080,056

Apparel & Textiles—3.2%
NIKE, Inc., Class B	9,600	513,504
Polo Ralph Lauren Corp.	26,900	693,751

		1,207,255

Automotive—1.4%
Lear Corp. (a)	11,500	529,230

Banking & Financial Services—11.7%
City National Corp.	17,500	779,800
Federated Investors, Inc., Class B	16,500	452,430
Golden West Financial Corp.	5,400	432,054
Mercantile Bankshares Corp.	14,900	586,762
Northern Trust Corp.	9,100	380,289
SEI Investments Co.	23,700	758,400
SouthTrust Corp.	17,500	476,000
The Student Loan Corp.	4,600	579,600

		4,445,335

Business Services & Supplies—8.5%
ARAMARK Corp., Class B (a)	36,300	813,846
Avery Dennison Corp.	10,800	542,160
CDW Corp. (a)	12,400	567,920
D&B Corp. (a)	12,800	526,080
Pitney Bowes, Inc.	20,600	791,246

		3,241,252

Chemicals—1.7%
Rohm & Haas Co.	20,600	639,218

Computer Software—4.1%
BMC Software, Inc. (a)	40,100	654,833
PeopleSoft, Inc. (a)	29,200	513,628
Symantec Corp. (a)	8,500	372,810

		1,541,271

Computers & Business Equipment—3.3%
Altera Corp. (a)	19,200	314,880
Apple Computer, Inc. (a)	32,100	613,752
Lexmark International, Inc. (a)	4,800	339,696

		1,268,328

Diversified—1.3%
Eaton Corp.	6,400	503,104

Drugs & Health Care—9.3%
AmerisourceBergen Corp.	8,950	620,683
Barr Laboratories, Inc. (a)	9,800	641,900
First Health Group Corp. (a)	26,400	728,640
Genzyme Corp. (a)	9,100	380,380
King Pharmaceuticals, Inc. (a)	39,933	589,411
Triad Hospitals, Inc. (a)	23,300	578,306

		3,539,320

Electronics—1.3%
Waters Corp. (a)	17,000	495,210

Environmental—2.0%
Republic Services, Inc. (a)	34,000	770,780

Food & Beverages—2.0%
The Pepsi Bottling Group, Inc.	38,800	776,776

Household Products &
Home Furnishings—4.5%
Mohawk Industries, Inc. (a)	9,800	544,194
Newell Rubbermaid, Inc.	19,800	554,400
The Black & Decker Corp.	14,000	608,300

		1,706,894

Insurance—2.8%
Jefferson-Pilot Corp.	16,300	675,798
Protective Life Corp.	13,800	369,150

		1,044,948

Leisure & Entertainment—3.5%
Mandalay Resort Group	18,700	595,595
Mattel, Inc.	38,100	720,852

		1,316,447

Manufacturing—1.7%
American Standard Cos., Inc. (a)	8,600	635,798

Medical Products & Services—6.2%
DaVita, Inc. (a)	26,400	706,992
Guidant Corp.	18,700	830,093
Laboratory Corp. of America
Holdings (a)	27,300	823,095

		2,360,180

Oil & Gas—5.7%
Baker Hughes, Inc.	14,100	473,337
Burlington Resources, Inc.	7,300	394,711
Cooper Cameron Corp. (a)	8,700	438,306
GlobalSantaFe Corp.	27,500	641,850
Valero Energy Corp.	5,800	210,714

		2,158,918

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Printing & Publishing—1.5%
Lee Enterprises, Inc.	15,500	$581,715

Real Estate—5.4%
AMB Property Corp.	20,100	566,217
Archstone-Smith Trust	25,500	612,000
Health Care Property Investors, Inc.	20,600	872,410

		2,050,627

Restaurants—1.7%
Yum! Brands, Inc. (a)	22,200	656,232

Retail—7.5%
American Eagle Outfitters, Inc. (a)	25,600	469,504
Borders Group, Inc. (a)	28,100	494,841
NBTY, Inc. (a)	26,200	551,772
The Gap, Inc.	31,700	594,692
The TJX Cos., Inc.	39,400	742,296

		2,853,105

Transportation—1.6%
Swift Transportation Co., Inc. (a)	33,100	616,322

Utilities—4.2%
Entergy Corp.	8,200	432,796
KeySpan Corp.	18,700	662,915
NiSource, Inc.	26,200	497,800

		1,593,511

Total Common Stocks
(Identified cost $33,969,066)		37,611,832

	Principal
	Amount
Description	(000)

Short-Term Investments—11.4%
Repurchase Agreement—1.0%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$305,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $388,875)	$380	$380,000

Collateral for Securities on Loan—10.4%
State Street Navigator Securities
Lending Prime Portfolio, 1.14% (d)	3,953	3,953,010

Total Short-Term Investments
(Identified cost $4,333,010)		4,333,010

Total Investments
(Identified cost $38,302,076) (b)	110.3%	$41,944,842
Liabilities in Excess of Cash and
Other Assets	(10.3)	(3,912,069)

Net Assets	100.0%	$38,032,773

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—99.6%
Aerospace & Defense—3.1%
DRS Technologies, Inc. (a)	197,200	$5,505,824
Moog, Inc., Class A (a)	74,500	2,588,875
The Titan Corp. (a)	547,400	5,632,746

		13,727,445

Agriculture—1.9%
AGCO Corp. (a)	187,500	3,202,500
Delta & Pine Land Co.	225,500	4,956,490

		8,158,990

Automotive—0.3%
American Axle & Manufacturing
Holdings, Inc. (a)	54,600	1,304,940

Banking & Financial Services—11.6%
Chittenden Corp.	83,800	2,291,930
Community First Bankshares, Inc.	203,800	5,563,740
East West Bancorp, Inc.	101,400	3,664,596
Financial Federal Corp. (a)	154,000	3,757,600
First Community Bancorp	78,200	2,437,494
First Midwest Bancorp, Inc.	215,500	6,208,555
Hudson United Bancorp	174,400	5,955,760
IndyMac Bancorp, Inc.	219,800	5,587,316
Sterling Bancshares, Inc.	373,000	4,878,840
The South Financial Group, Inc.	88,600	2,067,038
United Bankshares, Inc.	198,100	5,675,565
W Holding Co., Inc.	106,700	1,805,364
W.P. Stewart & Co., Ltd.	40,600	909,440

		50,803,238

Building & Construction—1.4%
Chicago Bridge & Iron Co. NV,
NY Shares	176,800	4,009,824
Florida Rock Industries, Inc.	53,500	2,208,480

		6,218,304

Business Services & Supplies—5.4%
ADVO, Inc. (a)	74,800	3,321,120
FTI Consulting, Inc. (a)	127,000	3,171,190
Harland (John H.) Co.	53,200	1,391,712
Herman Miller, Inc.	255,400	5,161,634
PRG-Schultz International, Inc. (a)	407,100	2,401,890
ProQuest Co. (a)	49,400	1,274,520
Tier Technologies, Inc., Class B (a)	190,980	1,480,095
Watson Wyatt & Co. Holdings (a)	228,400	5,294,312

		23,496,473

Chemicals—1.6%
Ferro Corp.	108,900	$2,453,517
Spartech Corp.	216,800	4,598,328

		7,051,845

Computer Software—2.0%
Borland Software Corp. (a)	306,500	2,994,505
Mentor Graphics Corp. (a)	389,000	5,632,720

		8,627,225

Computers & Business Equipment—4.7%
Advanced Digital Information
Corp. (a)	622,700	6,220,773
Extreme Networks, Inc. (a)	843,900	4,472,670
Maxtor Corp. (a)	693,100	5,205,181
ScanSource, Inc. (a)	166,150	4,444,513

		20,343,137

Consumer Products—1.8%
Fossil, Inc. (a)	172,900	4,073,524
The Scotts Co., Class A (a)	77,400	3,831,300

		7,904,824

Diversified—3.8%
Black Hills Corp.	66,000	2,026,200
Fisher Scientific International, Inc. (a)	158,000	5,514,200
Olin Corp.	165,600	2,831,760
The Liberty Corp.	151,000	6,417,500

		16,789,660

Drugs & Health Care—7.4%
aaiPharma, Inc. (a)	364,300	7,242,284
Andrx Corp. (a)	240,100	4,777,990
Celgene Corp. (a)	172,200	5,234,880
LifePoint Hospitals, Inc. (a)	197,000	4,125,180
Manor Care, Inc. (a)	253,200	6,332,532
MIM Corp. (a)	675,900	4,413,627

		32,126,493

Education—1.4%
Learning Tree International, Inc. (a)	199,100	3,111,933
Scholastic Corp. (a)	106,300	3,165,614

		6,277,547

Electrical Equipment—1.7%
Axcelis Technologies, Inc. (a)	343,600	2,102,832
Coherent, Inc. (a)	229,800	5,499,114

		7,601,946

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Electronics—4.3%
Actel Corp. (a)	231,800	$4,751,900
Cree, Inc. (a)	201,400	3,278,792
Electro Scientific Industries, Inc. (a)	80,500	1,220,380
Microsemi Corp. (a)	322,600	5,161,600
Zoran Corp. (a)	228,300	4,385,643

		18,798,315

Environmental—0.8%
Waste Connections, Inc. (a)	104,100	3,648,705

Food & Beverages—1.8%
AFC Enterprises, Inc. (a)	337,100	5,474,504
The Robert Mondavi Corp.,
Class A (a)	85,900	2,174,129

		7,648,633

Forest & Paper Products—0.9%
Packaging Corp. of America (a)	199,600	3,678,628

Industrial & Machinery—1.9%
Nordson Corp.	139,300	3,322,305
Roper Industries, Inc.	131,350	4,886,220

		8,208,525

Insurance—3.6%
HCC Insurance Holdings, Inc.	160,800	4,754,856
Max Re Capital, Ltd.	195,000	2,919,150
Reinsurance Group of America, Inc.	75,600	2,426,760
RLI Corp.	67,400	2,217,460
Triad Guaranty, Inc. (a)	92,800	3,521,760

		15,839,986

Leisure & Entertainment—2.6%
Brunswick Corp.	234,700	5,872,194
Extended Stay America, Inc. (a)	229,800	3,100,002
Sonic Corp. (a)	87,300	2,220,039

		11,192,235

Manufacturing—0.8%
Plexus Corp. (a)	305,700	3,524,721

Medical Products & Services—5.2%
Cambrex Corp.	95,900	2,207,618
Covance, Inc. (a)	176,000	3,185,600
INAMED Corp. (a)	76,400	4,101,916
Invitrogen Corp. (a)	85,700	3,288,309
Pediatrix Medical Group, Inc. (a)	69,900	2,491,935
Varian, Inc. (a)	132,100	4,579,907
Viasys Healthcare, Inc. (a)	147,100	3,044,970

		22,900,255

Oil & Gas—8.5%
Cal Dive International, Inc. (a)	254,200	5,541,560
Helmerich & Payne, Inc.	185,020	5,402,584
Key Energy Services, Inc. (a)	563,700	6,042,864
Kinder Morgan Management, LLC (a)	174,146	6,523,509
Lone Star Technologies, Inc. (a)	125,300	2,653,854
Newfield Exploration Co. (a)	128,300	4,817,665
St. Mary Land & Exploration Co.	134,300	3,666,390
Western Gas Resources, Inc.	62,600	2,478,960

		37,127,386

Printing & Publishing—3.0%
Journal Register Co. (a)	290,300	5,251,527
Pulitzer, Inc.	60,600	2,994,852
R. H. Donnelley Corp. (a)	134,000	4,886,980

		13,133,359

Real Estate—6.3%
Alexandria Real Estate Equities, Inc.	94,500	4,252,500
Camden Property Trust	144,900	5,064,255
Capital Automotive REIT	3,370	94,326
CarrAmerica Realty Corp.	80,500	2,238,705
Catellus Development Corp. (a)	184,600	4,061,200
Healthcare Realty Trust, Inc.	136,000	3,964,400
Maguire Properties, Inc. (a)	181,600	3,495,800
The Mills Corp.	132,300	4,438,665

		27,609,851

Retail—4.6%
American Eagle Outfitters, Inc. (a)	351,200	6,441,008
AnnTaylor Stores Corp. (a)	76,800	2,223,360
BJ’s Wholesale Club, Inc. (a)	137,700	2,073,762
Linens ‘n Things, Inc. (a)	238,900	5,640,429
Too, Inc. (a)	190,800	3,863,700

		20,242,259

Telecommunications—0.6%
C-COR.net Corp. (a)	551,800	2,703,820

Transportation—3.9%
EGL, Inc. (a)	202,200	3,073,440
Forward Air Corp. (a)	111,500	2,828,755
Genesee & Wyoming, Inc.,
Class A (a)	131,000	2,694,670
Swift Transportation Co., Inc. (a)	273,400	5,090,708
USF Corp.	121,200	3,268,764

		16,956,337

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Utilities—2.7%
AGL Resources, Inc.	136,600	$3,475,104
DQE, Inc.	172,700	2,602,589
Energen Corp.	75,600	2,517,480
MDU Resources Group, Inc.	91,400	3,060,986

		11,656,159

Total Common Stocks
(Identified cost $389,207,726)		435,301,241

	Principal
	Amount
	(000)

Repurchase Agreement—4.1%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$14,510,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $18,500,250)
(Identified cost $18,133,000)	$18,133	$18,133,000

Total Investments
(Identified cost $407,340,726) (b)	103.7%	$453,434,241
Liabilities in Excess of Cash and
Other Assets	(3.7)	(16,350,226)

Net Assets	100.0%	$437,084,015

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—97.1%
Australia—2.1%
BHP Billiton, Ltd.	7,397,966	$42,866,885

Belgium—1.3%
Fortis	1,451,360	25,200,029

Denmark—1.2%
Novo Nordisk A/S, B Shares	714,400	25,009,134

Finland—2.5%
Nokia Oyj	3,040,100	50,062,337

France—8.6%
BNP Paribas SA	602,404	30,610,838
Carrefour SA	385,200	18,879,252
Credit Agricole SA	987,313	18,764,066
Lagardere SCA	516,130	22,433,606
Schneider Electric SA	363,000	17,065,875
Total SA	418,725	63,278,894

Total France		171,032,531

Germany—1.9%
Bayerische Motoren Werke AG	304,600	11,717,873
Deutsche Telekom AG (a)	680,850	10,390,837
Siemens AG	309,200	15,168,577

Total Germany		37,277,287

Hong Kong—1.5%
CLP Holdings, Ltd.	4,438,000	19,292,807
Hong Kong & China Gas Co., Ltd.	7,728,000	9,761,392

Total Hong Kong		29,054,199

Ireland—4.0%
Allied Irish Banks PLC	1,478,857	22,230,024
Bank of Ireland	2,781,600	33,699,328
CRH PLC	1,554,479	24,366,413

Total Ireland		80,295,765

Italy—6.8%
Alleanza Assicurazioni SpA	2,050,935	19,500,975
Eni SpA	2,267,500	34,293,133
Snam Rete Gas SpA	4,889,900	19,204,375
Telecom Italia SpA	6,892,500	62,370,194

Total Italy		135,368,677

Japan—13.7%
ACOM Co., Ltd.	542,800	19,619,005
Canon, Inc.	878,000	40,289,652
East Japan Railway Co.	4,625	20,568,395
Fanuc, Ltd.	273,100	13,532,750
Honda Motor Co., Ltd.	246,500	9,340,621
Kao Corp.	1,487,000	$27,678,076
Nissan Motor Co., Ltd.	5,045,000	48,233,687
NTT DoCoMo, Inc.	18,832	40,777,181
Takeda Chemical Industries, Ltd.	1,001,900	36,963,706
Tokyo Gas Co., Ltd.	5,363,000	15,408,994

Total Japan		272,412,067

Netherlands—9.2%
ABN AMRO Holding NV	1,721,860	32,921,997
Heineken NV	845,281	29,993,952
Koninklijke (Royal) KPN NV (a)	3,576,400	25,339,926
Koninklijke (Royal) Philips
Electronics NV	1,319,175	25,086,313
Royal Dutch Petroleum Co.	1,515,166	70,328,382

Total Netherlands		183,670,570

Norway—0.6%
Statoil ASA	1,344,800	11,457,553

Singapore—1.7%
Oversea-Chinese Banking Corp.,
Ltd.	2,915,850	16,557,922
United Overseas Bank, Ltd.	2,466,897	17,370,541

Total Singapore		33,928,463

Spain—3.3%
Altadis SA	1,203,400	30,844,540
Endesa SA	2,068,300	34,629,415

Total Spain		65,473,955

Sweden—1.1%
Sandvik AB	815,600	21,345,318

Switzerland—7.5%
Compagnie Financiere Richemont
AG, A Shares	1,539,100	24,883,755
Credit Suisse Group	1,469,100	38,664,807
Novartis AG	672,970	26,629,650
Roche Holding AG	115,600	9,067,587
UBS AG	893,996	49,730,611

Total Switzerland		148,976,410

United Kingdom—30.1%
Barclays PLC	7,334,400	54,462,827
Boots Group PLC	4,153,100	44,443,213
BP PLC	6,083,100	42,184,777
BT Group PLC	1,309,950	4,404,285
Cadbury Schweppes PLC	3,381,026	19,973,520
Diageo PLC	3,888,342	41,513,735
GlaxoSmithKline PLC	3,503,201	70,699,214
HSBC Holdings PLC	6,882,162	81,313,188
Imperial Tobacco Group PLC	2,121,240	37,908,914
Kingfisher PLC	8,132,098	37,204,651

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Royal Bank of Scotland
Group PLC	1,556,400	$43,660,954
Tesco PLC	6,116,500	22,129,197
Unilever PLC	3,104,600	24,718,724
Vodafone Group PLC	37,963,500	74,234,822

Total United Kingdom		598,852,021

Total Common Stocks
(Identified cost $1,860,159,245)		1,932,283,201

	Principal
	Amount
	(000)

Repurchase Agreement—2.8%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$44,510,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $56,750,250)
(Identified cost $55,633,000)	$55,633	$55,633,000

Total Investments
(Identified cost $1,915,792,245) (b)	99.9%	$1,987,916,201
Cash and Other Assets in Excess
of Liabilities	0.1	1,965,248

Net Assets	100.0%	$1,989,881,449

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—41.1%
Denmark—0.9%
Danske Bank A/S ADR	11,600	$225,901

Finland—1.3%
Nokia Oyj ADR	20,015	328,846

France—4.8%
Aventis SA ADR	4,100	224,270
Axa ADR	14,300	223,223
Societe Generale ADR	26,100	330,885
Total SA ADR	5,900	447,220

Total France		1,225,598

Germany—0.9%
Siemens AG ADR	4,600	224,710

Ireland—1.3%
Allied Irish Banks PLC ADR	11,200	334,992

Italy—2.6%
Eni SpA ADR	5,900	448,636
Sanpaolo IMI SpA ADR	11,800	222,076

Total Italy		670,712

Japan—2.6%
Canon, Inc. ADR	7,400	337,810
Kao Corp. ADR	1,800	335,041

Total Japan		672,851

Netherlands—4.3%
ABN AMRO Holding NV ADR	17,500	334,075
Heineken NV ADR	12,500	443,542
Royal Dutch Petroleum Co.,
NY Shares	7,200	335,664

Total Netherlands		1,113,281

Spain—1.3%
Endesa SA ADR	20,800	339,040

Switzerland—6.0%
Compagnie Financiere Richemont AG
ADR	13,900	224,734
Nestle SA ADR	8,600	443,638
Novartis AG ADR	11,100	441,891
UBS AG	8,100	448,740

Total Switzerland		1,559,003

United Kingdom—15.1%
AstraZeneca PLC ADR	8,200	334,314
Barclays PLC ADR	14,800	442,816
BP PLC ADR	8,000	336,160
Cadbury Schweppes PLC ADR	18,700	452,166
Diageo PLC ADR	10,100	441,976
GlaxoSmithKline PLC ADR	11,000	445,940
HSBC Holdings PLC ADR	7,600	449,237
Tesco PLC ADR	20,800	225,759
Unilever PLC ADR	13,900	446,190
Vodafone Group PLC ADR	16,800	330,120

Total United Kingdom		3,904,678

Total Common Stocks
(Identified cost $10,869,638)		10,599,612

	Principal
	Amount
	(000)

Repurchase Agreement—1.8%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$380,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $484,500)
(Identified cost $472,000)	$472	472,000

Total Investments
(Identified cost $11,341,638) (b)	42.9%	$11,071,612
Cash and Other Assets in Excess
of Liabilities	57.1	14,709,421

Net Assets	100.0%	$25,781,033

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—96.6%
Australia—4.7%
John Fairfax Holdings, Ltd.	2,895,800	$5,593,156
Macquarie Infrastructure Group	5,340,374	12,857,661
TABCORP Holdings, Ltd.	1,043,400	7,536,373

Total Australia		25,987,190

Austria—1.5%
Erste Bank der oesterreichischen
Sparkassen AG	92,900	8,209,155

Belgium—0.4%
Solvus SA	290,709	2,286,774

Canada—0.9%
Intrawest Corp.	382,300	4,999,795

Denmark—1.3%
ISS A/S	207,800	7,419,020

Finland—4.8%
Amer Group, Ltd.	339,500	10,378,197
Sampo Oyj, A Shares	1,097,600	8,054,138
TietoEnator Oyj	484,700	8,159,830

Total Finland		26,592,165

France—4.9%
Carbone Lorraine SA	160,800	4,367,081
Neopost SA	345,300	14,671,429
Societe BIC SA	205,000	7,980,455

Total France		27,018,965

Germany—5.7%
Fielmann AG	200,500	7,966,445
Medion AG	171,800	7,469,265
Puma AG Rudolf Dassler Sport	50,400	5,006,345
Stada Arzneimittel AG	125,300	7,971,406
Techem AG (a)	257,846	3,177,124

Total Germany		31,590,585

Greece—1.2%
Greek Organization of Football
Prognostics	543,250	5,539,707
Vodafone Panafon SA	143,250	954,106

Total Greece		6,493,813

Hong Kong—2.7%
Esprit Holdings, Ltd.	4,710,065	11,536,357
Shaw Brothers (Hong Kong), Ltd.	3,245,500	3,163,032

Total Hong Kong		14,699,389

Ireland—4.6%
Anglo Irish Bank Corp. PLC	1,377,130	12,176,985
DCC PLC	768,000	10,318,610
Waterford Wedgwood PLC	10,256,613	2,826,762

Total Ireland		25,322,357

Italy—3.0%
Davide Campari-Milano SpA	255,900	9,800,319
Interpump Group SpA	1,038,200	4,208,524
Natuzzi SpA ADR	343,100	2,751,662

Total Italy		16,760,505

Japan—9.7%
Belluna Co., Ltd.	218,500	8,916,511
Daito Trust Construction Co., Ltd.	260,000	5,467,416
Hisamitsu Pharmaceutical Co., Inc.	432,000	4,785,009
Nissin Kogyo Co., Ltd.	316,200	6,280,550
Sammy Corp.	258,000	6,983,136
Secom Techno Service Co., Ltd.	114,000	2,364,022
The Suruga Bank, Ltd.	1,170,000	6,733,042
USS Co., Ltd.	136,500	6,911,680
Yoshinoya D&C Co., Ltd.	3,317	5,138,139

Total Japan		53,579,505

Netherlands—10.7%
CSM NV	260,300	5,736,186
Euronext NV	321,000	7,958,510
Fugro NV	247,827	10,245,313
Hunter Douglas NV	383,893	12,784,457
IHC Caland NV	147,402	7,525,701
Koninklijke Boskalis Westminster NV	312,136	7,663,473
Telegraaf Holdings MIJ NV	453,400	7,289,264

Total Netherlands		59,202,904

Norway—1.1%
DnB Holding ASA	1,228,400	6,058,273

Singapore—0.7%
Want Want Holdings, Ltd.	5,012,000	3,909,360

Spain—8.7%
Abengoa SA	638,000	3,809,764
Aldeasa SA	268,500	5,519,140
Altadis SA	418,200	10,718,952
Banco Pastor SA	379,200	10,146,081
Corporacion Mapfre SA	1,031,800	11,019,264
Prosegur, Compania de Seguridad SA	477,800	7,061,530

Total Spain		48,274,731

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
Sweden—5.8%
Alfa Laval AB	737,400	$7,047,027
D. Carnegie & Co. AB	452,100	3,303,937
Eniro AB	748,800	6,407,635
Swedish Match AB	2,006,500	15,164,773

Total Sweden		31,923,372

Switzerland—2.8%
Edipresse SA	21,860	8,069,100
Kaba Holding AG, B Shares	50,501	7,195,521

Total Switzerland		15,264,621

United Kingdom—21.4%
Bunzl PLC	1,104,019	7,738,076
Carpetright PLC	674,800	6,770,204
Cattles PLC	1,187,700	6,359,816
Euromoney Institutional Investor PLC	244,676	1,145,646
FKI PLC	3,340,453	4,396,015
Intertek Group PLC	970,200	6,956,233
Kidde PLC	6,751,700	9,470,112
Luminar PLC	535,100	4,017,625
Man Group PLC	522,227	10,306,556
Northgate PLC	843,400	7,271,817
Reckitt Benckiser PLC	526,965	9,669,625
Securicor PLC	4,133,000	5,080,948
Signet Group PLC Sponsored ADR	290,012	12,879,433
Singer & Friedlander Group PLC	1,572,816	3,789,255
Trinity Mirror PLC	1,255,800	8,900,343
William Hill PLC	1,415,200	6,667,254
Wood Group (John) PLC	2,225,200	6,609,440

Total United Kingdom		118,028,398

Total Common Stocks
(Identified cost $488,131,866)		533,620,877

Warrants—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/03 (a), (e)	21,850	$158,677

Singapore—0.0%
Want Want Holdings, Ltd.,
10/24/04 (a), (e)	310,400	69,840

Total Warrants
(Identified cost $28,654)		228,517

	Principal
	Amount
	(000)

Short-Term Investments—17.3%
Repurchase Agreement—3.7%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$20,380,000 United States Treasury
Note, 1.625%, 01/31/05, with a
value of $20,634,750)	$20,229	20,229,000

Collateral for Securities on Loan—13.6%
State Street Navigator Securities
Lending Prime Portfolio, 1.14% (d)	75,409	75,408,945

Total Short-Term Investments
(Identified cost $95,637,945)		95,637,945

Total Investments
(Identified cost $583,798,465) (b)	113.9%	$629,487,339
Liabilities in Excess of Cash and
Other Assets	(13.9)	(76,973,424)

Net Assets	100.0%	$552,513,915

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—90.4%
Argentina—0.9%
Tenaris SA ADR	144,942	$3,696,021

Brazil—4.7%
Brasil Telecom Participacoes SA ADR	72,600	2,718,870
Companhia Vale do Rio Doce ADR	198,000	5,872,680
Empresa Brasileira de Aeronautica SA
ADR	305,600	5,836,960
Souza Cruz SA	647,600	5,327,069

Total Brazil	19,755,579

Chile—2.0%
Administradora de Fondos de Pensiones
Provida SA ADR	348,300	8,369,649

China—0.2%
Beijing Capital Land Ltd., H Shares	1,750,100	325,416
Sinotrans, Ltd.	2,381,000	671,724

Total China	997,140

Croatia—1.8%
Pliva d.d. GDR (c)	526,650	7,289,521

Egypt—1.9%
Commercial International Bank	504,200	3,080,634
MobiNil	540,654	4,821,130

Total Egypt	7,901,764

Hong Kong—5.2%
China Mobile (Hong Kong), Ltd.
ADR	543,200	6,393,464
CNOOC, Ltd. ADR	316,700	9,405,990
Yue Yuen Industrial (Holdings), Ltd.	2,352,100	6,017,375

Total Hong Kong	21,816,829

Hungary—2.6%
EGIS Rt.	58,060	1,978,194
Gedeon Richter Rt.	125,490	8,851,655

Total Hungary	10,829,849

India—7.8%
Hindalco Industries, Ltd.	249,247	3,995,622
Hindustan Lever, Ltd.	864,900	3,321,313
Punjab National Bank, Ltd. (a)	122,318	408,253
Reliance Industries, Ltd.	954,800	6,669,423
Satyam Computer Services, Ltd.	1,244,500	5,151,271
State Bank of India	1,565,000	12,938,950

Total India	32,484,832

Indonesia—4.3%
PT Bank Mandiri	16,868,500	1,393,951
PT Hanjaya Mandala Sampoerna Tbk	16,962,000	8,532,400
PT Telekomunikasi Indonesia Tbk	2,272,000	1,273,697
PT Telekomunikasi Indonesia Tbk ADR	610,000	6,832,000

Total Indonesia	18,032,048

Israel—2.2%
Bank Hapoalim, Ltd. (a)	2,301,900	4,887,012
Koor Industries, Ltd. (a)	204,357	4,248,775

Total Israel	9,135,787

Mexico—9.7%
America Telecom SA de CV,
Series A1 Shares (a)	4,941,900	4,646,069
Carso Global Telecom,
Series A1 Shares (a)	1,718,500	2,189,340
Cemex SA de CV ADR	168,085	3,746,615
Fomento Economico Mexicano SA
de CV ADR	112,400	4,630,880
Grupo Financiero Banorte SA de CV,
Series O Shares	2,254,300	6,379,686
Grupo Televisa SA ADR	135,300	4,667,850
Kimberly-Clark de Mexico SA de CV,
Series A Shares	1,558,200	4,185,495
Telefonos de Mexico SA de CV,
Series L Shares ADR	324,300	10,189,506

Total Mexico	40,635,441

Peru—0.9%
Credicorp, Ltd.	361,200	3,575,880

Philippines—2.1%
Philippine Long Distance
Telephone Co. ADR (a)	391,400	4,215,378
San Miguel Corp., Class B	3,837,800	4,523,929

Total Philippines	8,739,307

Russia—2.8%
LUKOIL ADR	78,800	6,233,080
Wimm-Bill-Dann Foods OJSC
ADR (a)	261,300	5,304,390

Total Russia	11,537,470

South Africa—13.9%
ABSA Group, Ltd.	1,778,423	8,321,409
Impala Platinum Holdings, Ltd.	79,100	4,697,550
Iscor, Ltd.	3,788,827	8,072,068
Kumba Resources, Ltd.	2,170,200	8,698,138
Old Mutual PLC	2,297,300	3,317,026
Sanlam, Ltd.	5,674,400	5,289,055
Sappi, Ltd.	358,000	4,304,581

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
Sasol, Ltd.	518,900	$5,772,849
Steinhoff International Holdings, Ltd.	5,155,300	4,530,623
Telkom South Africa, Ltd.	1,009,600	5,209,321

Total South Africa	58,212,620

South Korea—16.8%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.	123,430	2,048,938
Hite Brewery Co., Ltd.	90,500	4,856,467
Kookmin Bank	314,083	9,465,875
KT Corp. ADR	544,836	10,738,718
LG Household & Health Care, Ltd.	109,600	2,830,607
POSCO	52,000	5,398,074
POSCO ADR	84,800	2,220,912
Samsung Electronics Co., Ltd.	56,481	16,785,898
Samsung Fire & Marine
Insurance Co., Ltd.	115,138	5,600,266
Samsung SDI Co., Ltd.	50,000	3,788,196
SK Telecom Co., Ltd.	36,930	6,307,007

Total South Korea	70,040,958

Taiwan—5.8%
Advantech Co., Ltd.	1,332,000	1,924,299
Ambit Microsystems Corp.	525,000	1,623,086
Chinatrust Financial Holding Co.,
Ltd. (a)	4,615,284	3,720,498
Compal Electronics, Inc.	1,698,000	2,276,429
Compal Electronics, Inc. GDR (a)	302,796	2,028,733
Fubon Financial Holding Co., Ltd.	7,834,000	6,269,916
United Microelectronics Corp. (a)	6,023,000	3,880,754
United Microelectronics Corp.
ADR (a)	692,924	2,598,465

Total Taiwan	24,322,180

Thailand—3.1%
Delta Electronics (Thailand) PCL	5,781,800	3,919,631
PTT PCL (c)	3,452,700	5,256,251
Thai Union Frozen Products PCL	5,936,900	3,671,727
Thai Union Frozen Products PCL
NVDR	48,500	30,284

Total Thailand	12,877,893

Turkey—0.5%
Turkiye Garanti Bankasi AS ADR
(a), (c)	1,595,309	2,160,527

Venezuela—1.2%
Compania Anonima Nacional
Telefonos de Venezuela ADR	411,073	5,134,302

Total Common Stocks
(Identified cost $334,897,234)	377,545,597

Preferred Stocks—6.9%
Brazil—6.9%
Banco Itau Holding Financeira SA
ADR	195,680	6,520,371
Caemi Mineracao e Metalurgica
SA (a)	50,600,900	8,585,750
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar ADR	164,900	2,529,566
Companhia de Bebidas das
Americas ADR	275,591	5,588,655
Companhia Paranaense de
Energia-Copel ADR (a)	1,174,299	3,522,897
Telemar Norte Leste SA	159,900,000	2,195,908

Total Brazil		28,943,147

Total Preferred Stocks
(Identified cost $33,069,322)		28,943,147

	Principal
	Amount
	(000)

Corporate Bond—0.0%
India—0.0%
Hindustan Lever, Ltd.,
9.00%, 01/01/05
(Identified cost $0)	$865	1,117

Short-Term Investments—9.5%
Repurchase Agreement—2.7%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$9,145,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $11,659,875)	11,428	11,428,000

Collateral for Securities on Loan—6.8%
State Street Navigator Securities
Lending Prime Portfolio, 1.14% (d)	28,237	28,236,984

Total Short-Term Investments
(Identified cost $39,664,984)		39,664,984

Total Investments
(Identified cost $407,631,540) (b)	106.8%	$446,154,845
Liabilities in Excess of Cash and
Other Assets	(6.8)	(28,288,151)

Net Assets	100.0%	$417,866,694

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio
Asset-Backed Securities—7.2%
Bank One Issuance Trust,
Series 2002-A2, Class A2,
4.16%, 01/15/08	$600	$629,292
Citibank Credit Card Issuance Trust,
Series 2000-C1, Class C1,
7.45%, 09/15/07	495	547,581
Fleet Credit Card Master Trust II,
Series 2003-A, Class A,
2.40%, 07/15/08	585	592,989
Ford Credit Auto Owner Trust,
Series 2001-B, Class A5,
5.36%, 06/15/05	480	493,760
Harley-Davidson Motorcycle Trust,
Series 2003-1, Class A2,
2.63%, 11/15/10	450	458,745
MBNA Credit Card Master Note Trust,
Series 2001-C3, Class C3,
6.55%, 12/15/08	550	599,711
Nationsbank Credit Card Master Trust,
Series 1993-2, Class A,
6.00%, 12/15/05	500	511,099

Total Asset-Backed Securities
(Identified cost $3,835,096)		3,833,177

Corporate Bonds—44.5%
Aerospace & Defense—1.2%
Lockheed Martin Corp.,
7.25%, 05/15/06	565	643,446

Automotive—0.0%
Venture Holdings Co. LLC,
12.00%, 06/01/09 (f)	50	250

Banking & Financial Services—20.6%
American General Finance Corp.,
5.375%, 10/01/12	545	588,059
Bank of America Corp.,
7.40%, 01/15/11	450	552,875
Bank One Corp.,
6.00%, 08/01/08	550	626,121
Bear Stearns Cos., Inc.,
4.00%, 01/31/08	555	580,550
Boeing Capital Corp.,
6.50%, 02/15/12	570	642,802
CIT Group, Inc.,
4.125%, 02/21/06	545	564,085
Citigroup, Inc.,
5.00%, 03/06/07	500	544,059
Conoco Funding Co.,
6.35%, 10/15/11	430	502,273
Ford Motor Credit Co.,
7.375%, 10/28/09	600	628,987
General Electric Capital Corp.,
5.35%, 03/30/06	565	613,742
General Motors Acceptance Corp.,
6.75%, 01/15/06	525	557,362
Goldman Sachs Group, Inc.,
6.60%, 01/15/12	425	493,842
Household Finance Corp.,
5.75%, 01/30/07	520	573,892
MBNA American Bank NA,
7.125%, 11/15/12	225	263,590
MBNA Corp.,
5.625%, 11/30/07	265	286,432
Morgan Stanley Dean Witter & Co.,
6.60%, 04/01/12	550	635,462
Sovereign Bank,
5.125%, 03/15/13	290	299,492
SunTrust Banks, Inc.,
5.05%, 07/01/07	350	382,191
U. S. Bancorp,
3.125%, 03/15/08	625	630,536
Wachovia Corp.,
4.95%, 11/01/06	450	489,968
Wells Fargo & Co.,
5.125%, 09/01/12	560	603,131

		11,059,451

Brewery—0.6%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	315,629

Cable Television—1.1%
AT&T Broadband Corp.,
8.375%, 03/15/13	470	588,631

Chemicals—0.1%
ARCO Chemical Co.,
9.80%, 02/01/20	65	57,200

Diversified—1.2%
Emerson Electric Co.,
5.75%, 11/01/11	545	611,134

Energy—2.2%
Baker Hughes, Inc.,
6.00%, 02/15/09	495	564,062
USX Corp.,
6.65%, 02/01/06	570	634,260

		1,198,322

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (continued)
Food & Beverages—1.0%
Sara Lee Corp.,
6.25%, 09/15/11	$475	$549,736

Forest & Paper Products—0.1%
Smurfit Capital Funding PLC,
7.50%, 11/20/25	70	66,850

Insurance—1.1%
Allstate Corp.,
7.50%, 06/15/13	455	563,783

Lodging & Entertainment—0.0%
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	20	20,125

Medical Products—0.5%
Becton, Dickinson & Co.,
4.55%, 04/15/13	275	285,322

Metals & Mining—0.1%
TriMas Corp.,
9.875%, 06/15/12	30	30,750
Wolverine Tube, Inc.,
10.50%, 04/01/09	20	21,500

		52,250

Multimedia—2.5%
AOL Time Warner, Inc.,
6.875%, 05/01/12	640	730,634
Viacom Inc.,
5.625%, 08/15/12	525	583,256

		1,313,890

Printing & Publishing—1.3%
Times Mirror Co., Class A,
7.25%, 03/01/13	575	686,279
WRC Media Corp.,
12.75%, 11/15/09	25	26,031

		712,310

Retail—0.6%
Wal-Mart Stores, Inc.,
4.55%, 05/01/13	300	312,080

Telecommunications—3.1%
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	470	566,282
SBC Communications, Inc.,
5.75%, 05/02/06	460	508,030
Verizon Global Funding Corp.,
6.125%, 06/15/07	500	562,847

		1,637,159

Utilities—7.2%
Alabama Power Co.,
2.65%, 02/15/06	545	555,133
American Electric Power Co., Inc.,
Series A,
6.125%, 05/15/06	310	339,807
Georgia Power Co., Series J,
4.875%, 07/15/07	150	161,717
MidAmerican Energy Co.,
6.375%, 06/15/06	454	505,749
Peco Energy Co.,
3.50%, 05/01/08	590	606,715
Public Service Electric & Gas Co.,
6.375%, 05/01/08	500	571,067
Virginia Electric & Power Co.,
Series A,
5.375%, 02/01/07	575	627,947
Wisconsin Electric Power Co.,
4.50%, 05/15/13	500	512,848

		3,880,983

Total Corporate Bonds
(Identified cost $22,997,670)		23,868,551

Mortgage Pass-Through Security—5.6%
Government National Mortgage
Association, Pool#595273,
6.00%, 12/15/32
(Identified cost $2,994,259)	2,837	2,989,872

U.S. Government Securities—24.0%
Federal Home Loan Mortgage Corp.,
5.25%, 01/15/06	5,900	6,422,681
Federal National Mortgage Association:
2.25%, 05/15/06	5,820	5,897,813
4.625%, 05/01/13	555	570,773

Total U.S. Government Securities
(Identified cost $12,771,091)		12,891,267

U.S. Treasury Securities—17.4%
United States Treasury Notes:
2.00%, 05/15/06	4,800	4,851,000
2.25%, 07/31/04	120	121,551
2.625%, 05/15/08	1,000	1,009,141
3.625%, 05/15/13	825	831,445
4.375%, 05/15/07	2,300	2,498,734

Total U.S. Treasury Securities
(Identified cost $9,358,773)		9,311,871

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (concluded)
Repurchase Agreement—0.4%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$190,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $242,250)
(Identified cost $237,000)	$237	$237,000

Total Investments
(Identified cost $52,193,889) (b)	99.1%	$53,131,738
Cash and Other Assets in Excess
of Liabilities	0.9	496,662

Net Assets	100.0%	$53,628,400

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—91.6%
Aerospace & Defense—1.7%
Esterline Technologies Corp.,
7.75%, 06/15/13 (c)	$450	$461,250
Sequa Corp., Series B,
8.875%, 04/01/08	1,025	1,071,125
Vought Aircraft Industries, Inc.,
8.00%, 07/15/11 (c)	575	580,750

		2,113,125

Apparel & Textiles—0.3%
Foamex LP,
9.875%, 06/15/07	930	358,050

Automotive—3.7%
Collins & Aikman Corp.,
10.75%, 12/31/11	700	616,000
Dana Corp.,
9.00%, 08/15/11	825	893,062
General Motors Corp.,
7.125%, 07/15/13	850	847,790
HLI Operating Co., Inc.,
10.50%, 06/15/10 (c)	475	498,750
TRW Automotive, Inc.:
9.375%, 02/15/13 (c)	475	515,375
11.00%, 02/15/13 (c)	350	381,500
United Components, Inc.,
9.375%, 06/15/13 (c)	700	726,250
Venture Holdings Co. LLC,
12.00%, 06/01/09 (f)	1,930	9,650

		4,488,377

Broadcasting—1.0%
Vivendi Universal SA,
9.25%, 04/15/10 (c)	1,025	1,165,938

Building & Construction—1.3%
KB Home,
7.75%, 02/01/10	810	875,813
Nortek, Inc., Series B,
9.875%, 06/15/11	690	726,225

		1,602,038

Building Materials—2.2%
Legrand SA,
8.50%, 02/15/25	1,150	1,184,500
Texas Industries, Inc.,
10.25%, 06/15/11 (c)	525	548,625
Thomas & Betts Corp.,
7.25%, 06/01/13	1,000	1,000,000

		2,733,125

Cable Television—5.4%
Charter Communications
Holdings LLC,
10.75%, 10/01/09	1,000	775,000
CSC Holdings, Inc., Series B,
7.625%, 04/01/11	1,190	1,201,900
Directv Holdings/Finance LLC,
8.375%, 03/15/13 (c)	440	490,600
EchoStar DBS Corp.:
9.125%, 01/15/09	300	335,250
10.375%, 10/01/07	490	542,675
Mediacom Broadband LLC,
11.00%, 07/15/13	750	834,375
Mediacom LLC, Series B,
8.50%, 04/15/08	375	378,750
Pegasus Communications Corp.,
Series B,
12.50%, 08/01/07	1,110	1,021,200
Shaw Communications, Inc.,
7.25%, 04/06/11	900	969,750

		6,549,500

Chemicals—2.6%
ARCO Chemical Co.,
9.80%, 02/01/20	1,015	893,200
Equistar Chemical LP,
10.625%, 05/01/11 (c)	250	256,250
Huntsman ICI Chemicals,
10.125%, 07/01/09	825	792,000
Lyondell Chemical Co.:
10.875%, 05/01/09	250	232,500
Series A,
9.625%, 05/01/07	500	490,000
Rhodia SA,
7.625%, 06/01/10 (c)	475	502,312

		3,166,262

Commercial Services—1.9%
Coinmach Corp.,
9.00%, 02/01/10	640	684,800
Iron Mountain, Inc.,
6.625%, 01/01/16	850	837,250
Mobile Mini, Inc.,
9.50%, 07/01/13 (c)	350	362,250
Phoenix Color Corp.,
10.375%, 02/01/09	515	489,250

		2,373,550

Computer Services—0.4%
DigitalNet, Inc.,
9.00%, 07/15/10 (c)	500	500,000

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Consumer Products—0.9%
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	$465	$495,225
Sola International, Inc.,
6.875%, 03/15/08	585	555,750

		1,050,975

Containers—1.6%
Crown Euro Holdings SA:
9.50%, 03/01/11 (c)	850	918,000
10.875%, 03/01/13 (c)	500	545,000
Owens-Brockway Glass Container,
8.75%, 11/15/12	500	542,500

		2,005,500

Diversified—1.0%
Tyco International Group SA,
6.375%, 02/15/06	1,180	1,230,150

Electronics—0.6%
PerkinElmer, Inc.,
8.875%, 01/15/13 (c)	650	705,250

Energy—8.1%
ANR Pipeline, Inc.,
8.875%, 03/15/10 (c)	500	546,250
Chesapeake Energy Corp.,
9.00%, 08/15/12	535	596,525
CITGO Petroleum Corp.,
11.375%, 02/01/11 (c)	925	1,031,375
Compton Petroleum Corp.,
9.90%, 05/15/09	245	269,500
Ferrellgas Partners LP,
8.75%, 06/15/12	865	938,525
Hanover Equipment Trust, Series B,
8.75%, 09/01/11	295	309,750
Houston Exploration Co.,
7.00%, 06/15/13 (c)	450	464,625
Northwest Pipeline Corp.,
8.125%, 03/01/10	850	913,750
Parker Drilling Co., Series D,
9.75%, 11/15/06	645	664,350
Premcor Refining Group, Inc.,
7.50%, 06/15/15 (c)	1,025	1,009,625
Southern Natural Gas Co.,
8.875%, 03/15/10 (c)	500	545,000
Tesoro Petroleum Corp.:
8.00%, 04/15/08 (c)	250	256,250
9.625%, 04/01/12	635	581,025
Williams Cos., Inc.:
6.50%, 08/01/06	275	268,125
6.625%, 11/15/04	470	470,000
8.625%, 06/01/10	465	485,925
Series A,
7.50%, 01/15/31	275	259,875
Williams Holdings,
6.25%, 02/01/06	295	289,100

		9,899,575

Environmental—1.7%
Allied Waste North America, Inc.,
Series B:
8.875%, 04/01/08	230	249,550
10.00%, 08/01/09	995	1,057,187
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	713,000

		2,019,737

Equipment Rental—2.4%
H&E Equipment Services LLC,
11.125%, 06/15/12	780	686,400
National Equipment Services, Inc.,
Series B,
10.00%, 11/30/04	660	132,000
United Rentals, Inc.:
10.75%, 04/15/08 (c)	450	491,625
Series B,
10.75%, 04/15/08	650	710,125
Williams Scotsman, Inc.,
9.875%, 06/01/07	950	931,000

		2,951,150

Food & Beverages—3.5%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)	1,325	1,291,875
Chiquita Brands International, Inc.,
10.56%, 03/15/09	955	1,036,175
Dominos, Inc.,
8.25%, 07/01/11 (c)	675	696,937
Le-Natures, Inc.,
9.00%, 06/15/13 (c)	675	695,250
Merisant Co.,
9.50%, 07/15/13 (c)	500	517,500

		4,237,737

Forest & Paper Products—4.6%
Bowater, Inc.,
6.50%, 06/15/13 (c)	700	664,166
Buckeye Technologies, Inc.,
8.50%, 12/15/05	840	835,800

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Caraustar Industries, Inc.,
9.875%, 04/01/11	$1,055	$1,123,575
Georgia-Pacific Corp.,
9.50%, 12/01/11	500	550,625
Kappa Beheer BV,
10.625%, 07/15/09	870	931,987
Smurfit Capital Funding PLC,
7.50%, 11/20/25	850	811,750
Tembec Industries, Inc.,
8.50%, 02/01/11	750	742,500

		5,660,403

Health Services—3.7%
Fisher Scientific International, Inc.,
8.125%, 05/01/12 (c)	810	866,700
Fresenius Medical Capital Trust,
7.875%, 02/01/08	970	1,028,200
HEALTHSOUTH Corp.,
7.00%, 06/15/08	650	510,250
NDCHealth Corp.,
10.50%, 12/01/12 (c)	760	815,100
Service Corp. International,
6.875%, 10/01/07	1,360	1,346,400

		4,566,650

Insurance—1.5%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13 (c)	825	835,313
Leucadia National Corp.,
7.00%, 08/15/13 (c)	950	957,125

		1,792,438

Lodging & Entertainment—5.6%
Hilton Hotels Corp.,
7.625%, 12/01/12	590	646,050
ITT Corp.,
7.375%, 11/15/15	750	775,312
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12	810	850,500
Mandalay Resort Group:
9.375%, 02/15/10	590	666,700
Series B,
10.25%, 08/01/07	655	740,150
Sun International Hotels, Ltd.,
8.875%, 08/15/11	680	736,100
Venetian Casino Resort LLC,
11.00%, 06/15/10	1,000	1,127,500
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	335	337,094
Wynn Las Vegas LLC,
12.00%, 11/01/10	825	911,625

		6,791,031

Medical Products—1.2%
Medquest, Inc., Series B,
11.875%, 08/15/12	635	660,400
Sybron Dental Specialties, Inc.,
8.125%, 06/15/12	715	754,325

		1,414,725

Metals & Mining—2.3%
Arch Western Resources LLC,
6.75%, 07/01/13 (c)	675	691,875
Peabody Energy Corp.,
6.875%, 03/15/13 (c)	1,000	1,047,500
TriMas Corp.,
9.875%, 06/15/12	295	302,375
Wolverine Tube, Inc.,
10.50%, 04/01/09	740	795,500

		2,837,250

Office Equipment—1.7%
Xerox Capital Europe PLC,
5.875%, 05/15/04	2,020	2,030,100

Printing & Publishing—6.5%
Dex Media East LLC:
9.875%, 11/15/09	250	278,750
12.125%, 11/15/12	300	354,750
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (g)	777	873,235
Houghton Mifflin Co.,
9.875%, 02/01/13 (c)	325	352,625
Moore North American Finance, Inc.,
7.875%, 01/15/11 (c)	1,000	1,042,500
PRIMEDIA, Inc.:
7.625%, 04/01/08	565	570,650
8.875%, 05/15/11	275	289,438
RH Donnelley Finance Corp.,
10.875%, 12/15/12 (c)	440	512,600
Vertis, Inc., Series B,
10.875%, 06/15/09	890	890,000
Von Hoffmann Press, Inc.:
10.25%, 03/15/09	765	818,550
10.375%, 05/15/07 (h)	910	913,412
WRC Media Corp.,
12.75%, 11/15/09	940	978,775

		7,875,285

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Real Estate—4.5%
Forest City Enterprises, Inc.,
7.625%, 06/01/15	$425	$445,719
Host Marriott LP, Series G,
9.25%, 10/01/07	1,250	1,343,750
La Quinta Properties, Inc.,
8.875%, 03/15/11 (c)	500	532,500
LNR Property Corp.,
10.50%, 01/15/09	1,000	1,072,500
MeriStar Hospitality Corp.:
9.00%, 01/15/08	295	291,313
9.125%, 01/15/11	375	367,500
Tanger Properties LP:
7.875%, 10/24/04	915	953,887
9.125%, 02/15/08	400	425,000

		5,432,169

Retail—4.8%
NBC Acquisition Corp.,
10.75%, 02/15/09 (g)	810	810,000
Petro Stopping Centers,
10.50%, 02/01/07	855	850,725
Rite Aid Corp.,
11.25%, 07/01/08	1,055	1,134,125
Saks, Inc.,
9.875%, 10/01/11	975	1,096,875
ShopKo Stores, Inc.,
9.25%, 03/15/22	910	837,200
Toys “R” Us, Inc.,
7.875%, 04/15/13	1,050	1,129,501

		5,858,426

Steel—0.7%
Armco, Inc.,
9.00%, 09/15/07	200	176,000
United States Steel Corp.,
9.75%, 05/15/10	275	279,125
United States Steel LLC,
10.75%, 08/01/08	435	456,750

		911,875

Telecommunications—6.0%
Alamosa PCS Holdings, Inc.,
0.00%, 02/15/10 (g)	1,665	965,700
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	830	1,000,030
Centennial Cellular
Communications Corp.,
10.125%, 06/15/13 (c)	550	544,500
FairPoint Communications, Inc.,
11.875%, 03/01/10 (c)	500	580,000
Nextel Communications, Inc.,
9.95%, 02/15/08 (g)	1,670	1,745,150
Qwest Services Corp.,
13.50%, 12/15/10 (c)	500	565,000
Rogers Wireless, Inc.,
9.625%, 05/01/11	850	977,500
Sprint Capital Corp.,
6.90%, 05/01/19	295	308,997
Telus Corp.,
8.00%, 06/01/11	500	577,500

		7,264,377

Tobacco—0.9%
DIMON, Inc.,
7.75%, 06/01/13 (c)	1,075	1,104,563

Transportation—2.1%
CP Ships, Ltd.,
10.375%, 07/15/12	615	686,494
Laidlaw International, Inc.,
10.75%, 06/15/11 (c)	800	840,000
Stena AB,
8.75%, 06/15/07	1,000	1,030,000

		2,556,494

Utilities—5.2%
AES Corp.:
8.75%, 05/15/13 (c)	500	520,000
8.875%, 02/15/11	485	474,087
9.375%, 09/15/10	195	195,975
Alliant Energy Resources, Inc.,
9.75%, 01/15/13	500	643,911
Calpine Corp.,
7.875%, 04/01/08	1,645	1,258,425
MSW Energy Holdings LLC,
8.50%, 09/01/10 (c)	675	693,563
PG&E Corp.,
6.875%, 07/15/08 (c)	475	494,000
Reliant Energy Resources Corp.,
Series B,
8.125%, 07/15/05	750	812,380
Reliant Resources, Inc.,
9.25%, 07/15/10 (c)	475	479,750
TXU Corp., Series J,
6.375%, 06/15/06	750	797,812

		6,369,903

Total Corporate Bonds
(Identified cost $105,476,903)		111,615,728

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
	(000)	Value

Lazard High Yield Portfolio (concluded)
Convertible Bond—0.3%
Energy—0.3%
Hanover Compressor Co.,
4.75%, 03/15/08
(Identified cost $300,549) (i)	$350	$308,291

	Shares

Preferred Stock—1.7%
Broadcasting—1.7%
Paxson Communications Corp.
(Identified cost $1,490,091)	205	2,039,750

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (c), (e)	500	5
03/16/11 (a), (c), (e)	470	5

		10

Retail—0.0%
Travelcenters of America, Inc.,
05/01/09 (a), (c), (e)	810	8,100
05/01/09 (a), (e)	720	7,200

		15,300

Telecommunications—0.0%
Horizon PCS, Inc.,
10/01/10 (a), (c), (e)	1,730	86

Total Warrants
(Identified cost $202,445)		15,396

	Principal
	Amount
	(000)

Repurchase Agreement—8.2%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$8,005,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $10,206,375)
(Identified cost $10,004,000)	$10,004	10,004,000

Total Investments
(Identified cost $117,473,988) (b)	101.8%	$123,983,165
Liabilities in Excess of Cash and
Other Assets	(1.8)	(2,139,942)

Net Assets	100.0%	$121,843,223

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

		Principal
		Amount
Description		(000) (j)	Value

Lazard Global High Yield Portfolio
Currency Denominated Bonds—88.2%
Bahamas—0.8%
Sun International Hotels, Ltd.,
8.875%, 08/15/11	USD	275	$297,687

Canada—3.0%
Calpine Canada Energy Finance,
8.50%, 05/01/08	USD	600	468,000
CP Ships, Ltd.,
10.375%, 07/15/12	USD	375	418,594
Rogers Wireless, Inc.,
9.625%, 05/01/11	USD	150	172,500

Total Canada			1,059,094

Colombia—0.3%
Republic of Colombia,
11.375%, 01/31/08	EUR	71	91,765

Costa Rica—1.3%
Costa Rica Treasury Bill (BEM),
21.45%, 07/09/03		180,500	450,862

France—2.3%
Crown Euro Holdings SA,
9.50%, 03/01/11 (c)	USD	275	297,000
Legrand SA,
8.50%, 02/15/25	USD	275	283,250
Rhodia SA,
8.875%, 06/01/11 (c)	USD	225	232,875

Total France			813,125

Ireland—2.0%
BGB Finance (Ireland) PLC,
6.75%, 04/14/05	CZK	825	32,052
Smurfit Capital Funding PLC,
7.50%, 11/20/25	USD	705	673,275

Total Ireland			705,327

Israel—0.3%
Israel Government Bond,
9.00%, 06/29/07		390	96,409

Liberia—1.2%
Royal Caribbean Cruises Ltd.,
8.00%, 05/15/10	USD	400	416,000

Luxembourg—0.3%
Rhiag SA,
10.75%, 06/05/07 (c)	EUR	95	115,094

Mexico—0.1%
Mexico Bonos Bond Unit,
9.00%, 07/09/09		330	33,203

Namibia—0.1%
Govenment of Namibia,
12.00%, 01/15/10		200	28,238

Netherlands—1.4%
Kappa Beheer BV,
10.625%, 07/15/09	USD	365	391,006
10.625%, 07/15/09	EUR	80	98,758

Total Netherlands			489,764

Norway—0.6%
Findexa II AS,
10.25%, 12/01/11	EUR	170	216,694

Slovenia—0.5%
Republic of Slovenia,
7.75%, 02/24/06		31,560	161,359

South Africa—0.3%
Lesotho Water,
13.00%, 09/15/10		600	95,247

Sweden—0.4%
Stena AB,
8.75%, 06/15/07	USD	150	154,500

Thailand—0.0%
Finance One PLC:
0.00%, 01/03/05 (a), (f), (k)		20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/03 (a), (f), (k)		10,569	0

Total Thailand			0

United Kingdom—0.1%
Luxfer Holdings PLC,
10.125%, 05/01/09		35	47,937

United States—73.2%
AES Corp.:
8.75%, 05/15/13 (c)		300	312,000
9.375%, 09/15/10		125	125,625
Allied Waste North America, Inc.,
Series B,
10.00%, 08/01/09		350	371,875
ARCO Chemical Co.,
9.80%, 02/01/20		325	286,000
Armco, Inc.,
9.00%, 09/15/07		575	506,000
Buckeye Technologies, Inc.,
9.25%, 09/15/08		430	427,850
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)		310	302,250

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000) (j)	Value

Lazard Global High Yield Portfolio (continued)
Caraustar Industries, Inc.,
9.875%, 04/01/11	275	$292,875
CBRE Escrow, Inc.,
9.75%, 05/15/10 (c)	350	367,937
Charter Communications
Holdings LLC,
10.75%, 10/01/09 (l)	700	542,500
Chiquita Brands International, Inc.,
10.56%, 03/15/09	275	298,375
CITGO Petroleum Corp.,
11.375%, 02/01/11 (c)	275	306,625
Collins & Aikman Corp.,
10.75%, 12/31/11	450	396,000
Crum & Forster Holdings Corp.,
10.375%, 06/15/13 (c)	375	379,687
CSC Holdings, Inc., Series B,
7.625%, 04/01/11	325	328,250
Dana Corp.,
9.00%, 08/15/11	275	297,687
Dayton Superior Corp.,
10.75%, 09/15/08 (c)	275	272,250
DIMON, Inc.,
7.75%, 06/01/13 (c)	350	359,625
Dole Foods, Co.,
8.875%, 03/15/11 (c)	275	291,500
El Paso Production Holding Co.,
7.75%, 06/01/13 (c)	275	274,313
Ethyl Corp.,
8.875%, 05/01/10 (c)	300	306,000
Evergreen International Aviation, Inc.,
12.00%, 05/15/10 (c)	250	246,250
FairPoint Communications, Inc.,
11.875%, 03/01/10 (c)	475	551,000
Fisher Scientific International, Inc.,
8.125%, 05/01/12 (c)	145	155,150
Fresenius Medical Capital Trust,
7.875%, 02/01/08	150	159,000
Georgia-Pacific Corp.,
8.875%, 02/01/10 (c)	275	298,375
Hard Rock Hotel, Inc.,
8.875%, 06/01/13 (c)	350	365,750
HEALTHSOUTH Corp.,
7.00%, 06/15/08	225	176,625
HLI Operating Co., Inc.,
10.50%, 06/15/10 (c)	325	341,250
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (g)	514	576,965
Host Marriott LP, Series G,
9.25%, 10/01/07	285	306,375
Huntsman ICI Chemicals,
10.125%, 07/01/09	EUR	145	154,855
Huntsman International LLC,
9.875%, 03/01/09 (c)		325	338,000
ISP Holdings, Inc., Series B,
10.625%, 12/15/09		774	822,375
Jafra Cosmetics, Inc.,
10.75%, 05/15/11 (c)		450	470,250
Jefferson Smurfit Corp.,
7.50%, 06/01/13 (c)		325	331,500
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12		275	288,750
Kansas City Southern Railway Co.,
7.50%, 06/15/09		275	284,969
La Quinta Properties, Inc.,
8.875%, 03/15/11 (c)		275	292,875
Laidlaw International, Inc.,
10.75%, 06/15/11 (c)		275	288,750
LNR Property Corp.,
10.50%, 01/15/09		100	107,250
Mandalay Resort Group,
9.375%, 02/15/10		445	502,850
Mediacom Broadband LLC,
11.00%, 07/15/13		75	83,438
Mediacom LLC, Series B,
8.50%, 04/15/08		200	202,000
MeriStar Hospitality Corp.,
9.125%, 01/15/11		275	269,500
National Equipment Services, Inc.,
Series B,
10.00%, 11/30/04		255	51,000
NBC Acquisition Corp.,
10.75%, 02/15/09 (g)		650	650,000
Nextel Communications, Inc.,
9.95%, 02/15/08 (g)		450	470,250
Owens-Brockway Glass Container,
8.75%, 11/15/12		275	298,375
Parker Drilling Co., Series D,
9.75%, 11/15/06		155	159,650
Pegasus Satellite,
12.375%, 08/01/06		385	359,975
PerkinElmer, Inc.,
8.875%, 01/15/13 (c)		100	108,500
Phillips Van-Heusen Corp.,
8.125%, 05/01/13 (c)		325	333,531
Qwest Services Corp.,
13.50%, 12/15/10 (c)		310	350,300
Rite Aid Corp.,
11.25%, 07/01/08		275	295,625

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000) (j)	Value

Lazard Global High Yield Portfolio (continued)
Saks, Inc.,
9.875%, 10/01/11	275	$309,375
Senior Housing Properties Trust,
7.875%, 04/15/15	275	280,500
Sequa Corp., Series B,
8.875%, 04/01/08	275	287,375
Service Corp. International,
6.875%, 10/01/07	275	272,250
Sola International, Inc.,
6.875%, 03/15/08	675	641,250
Tanger Properties LP,
7.875%, 10/24/04	215	224,138
Tenet Healthcare Corp.,
7.375%, 02/01/13	450	434,250
Tesoro Petroleum Corp.,
9.625%, 04/01/12	450	411,750
Town Sports International, Inc.,
9.625%, 04/15/11 (c)	325	339,625
Toys “R” Us, Inc.,
7.875%, 04/15/13	275	295,822
TriMas Corp.,
9.875%, 06/15/12	275	281,875
TRW Automotive, Inc.,
9.375%, 02/15/13 (c)	275	298,375
United Rentals, Inc., Series B,
10.75%, 04/15/08	275	300,437
United States Steel Corp.,
9.75%, 05/15/10	75	76,125
United States Steel LLC,
10.75%, 08/01/08	375	393,750
Venetian Casino Resort LLC,
11.00%, 06/15/10	275	310,062
Venture Holdings Co. LLC,
12.00%, 06/01/09 (f)	910	4,550
Vertis, Inc., Series B,
10.875%, 06/15/09	275	275,000
Von Hoffmann Press, Inc.:
10.25%, 03/15/09	415	444,050
10.375%, 05/15/07 (h)	195	195,731
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	200	201,250
Williams Cos., Inc., Series A,
6.75%, 01/15/06 (h)	325	320,125
Williams Scotsman, Inc.,
9.875%, 06/01/07	290	284,200
Wolverine Tube, Inc.:
7.375%, 08/01/08 (c)	475	451,250
10.50%, 04/01/09	155	166,625
WRC Media Corp.,
12.75%, 11/15/09	575	598,719

Total United States		25,834,991

Total Currency Denominated Bonds
(Identified cost $31,416,241)		31,107,296

	Shares

Preferred Stock—2.0%
United States—2.0%
Paxson Communications Corp.
(Identified cost $581,292)	70	696,500

Warrants—0.0%
Mexico—0.0%
United Mexican States Rights:
Series B, 06/30/04 (a), (e)	692,000	0
Series C, 06/30/05 (a), (e)	692,000	0
Series D, 06/30/06 (a), (e)	692,000	0

Total Mexico		0

United States—0.0%
Travelcenters of America, Inc.,
05/01/09 (a), (e)	245	2,450

Total Warrants
(Identified cost $0)		2,450

	Principal
	Amount
	(000)

U.S. Government Security—1.4%
Federal National Mortgage Association,
0.89%, 08/21/03
(Identified cost $499,370)	$500	499,370

Repurchase Agreement—7.3%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$2,640,000 United States Treasury
Bill, 0.96%, 07/17/03, with a
value of $2,640,000)
(Identified cost $2,586,000) (l)	2,586	2,586,000

Total Investments
(Identified cost $35,082,903) (b)	98.9%	$34,891,616
Cash and Other Assets in Excess
of Liabilities	1.1	405,530

Net Assets	100.0%	$35,297,146

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Lazard Global High Yield Portfolio (continued)
Forward Foreign Currency Contracts open at June 30, 2003:

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	07/21/03	101,610	$36,000	$35,892	$—	$108
BRL	07/23/03	105,552	36,000	36,282	282	—
BRL	03/08/04	3,606,848	1,162,000	848,670	—	313,330
CLP	07/31/03	37,420,650	53,000	53,294	294	—
COP	09/19/03	2,025,200,000	664,000	703,683	39,683	—
CRC	07/09/03	90,197,630	220,392	225,550	5,158	—
CZK	07/11/03	8,958,456	333,972	325,589	—	8,383
EUR	07/31/03	884,600	1,033,434	1,014,863	—	18,571
HUF	07/30/03	27,355,000	117,666	117,180	—	486
IDR	07/31/03	1,432,094,000	173,000	172,213	—	787
IDR	07/31/03	300,240,000	36,000	36,105	105	—
ILS	10/21/03	2,736,525	535,000	621,076	86,076	—
INR	07/09/03	9,388,000	200,000	202,088	2,088	—
KRW	07/23/03	47,420,000	40,000	39,630	—	370
MAD	10/20/03	2,719,300	264,138	279,991	15,853	—
MXN	07/08/03	1,887,375	174,531	180,536	6,005	—
MXN	07/08/03	3,972,910	371,873	380,026	8,153	—
PHP	07/14/03	6,402,200	119,000	119,262	262	—
PHP	12/18/03	3,312,000	60,000	59,746	—	254
PLN	07/11/03	540,736	142,000	138,335	—	3,665
PLN	07/11/03	203,072	54,000	51,951	—	2,049
ROL	07/09/03	3,109,920,000	95,000	94,701	—	299
ROL	07/25/03	5,774,650,000	175,000	174,831	—	169
RUB	07/10/03	5,539,140	180,000	182,429	2,429	—
RUB	09/23/03	3,422,430	110,000	112,315	2,315	—
SKK	07/31/03	44,878,280	1,179,177	1,235,656	56,479	—
THB	10/14/03	36,062,466	834,200	856,662	22,462	—
TRL	07/24/03	34,867,011,575	235,405	239,547	4,142	—
ZAR	07/28/03	420,000	53,050	55,527	2,477	—
ZMK	07/14/03	864,135,000	173,000	179,281	6,281	—

Total Forward Foreign Currency Purchase Contracts			$8,860,838	$8,772,911	$260,544	$348,471

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Lazard Global High Yield Portfolio (concluded)

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	03/08/04	3,606,848	$787,521	$848,670	$—	$61,149
COP	09/19/03	1,579,600,000	550,000	548,853	1,147	—
CRC	07/09/03	90,197,630	221,752	225,550	—	3,798
CZK	07/11/03	8,958,456	335,190	325,589	9,601	—
EUR	07/31/03	1,060,000	1,179,177	1,216,092	—	36,915
EUR	08/27/03	734,000	849,972	841,468	8,504	—
ILS	10/21/03	2,736,525	598,409	621,077	—	22,668
MAD	10/20/03	1,718,100	180,000	176,903	3,097	—
MXN	07/08/03	4,797,900	450,000	458,940	—	8,940
MXN	07/09/03	355,709	33,589	34,023	—	434
ROL	07/09/03	3,109,920,000	95,061	94,701	360	—
SKK	07/31/03	36,958,588	1,033,434	1,017,599	15,835	—
THB	10/14/03	29,267,140	698,000	695,239	2,761	—
ZMK	07/14/03	520,800,000	105,000	108,050	—	3,050

Total Forward Foreign Currency Sale Contracts			$7,117,105	$7,212,754	41,305	136,954

Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts					$301,849	$485,425

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
June 30, 2003 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Mortgage Portfolio
Collateralized Mortgage
Obligation—3.2%
Federal National Mortgage
Association Grantor Trust,
Series 2002-T1, Class A2,
7.00%, 11/25/31
(Identified cost $401,315)	$380	$415,271

Mortgage Pass-Through
Securities—91.8%
Federal Home Loan Mortgage Corp.,
Pool#C65976,
7.00%, 04/01/32	1,605	1,683,700
Federal National Mortgage Association:
5.50%, TBA	4,450	4,584,888
6.00%, TBA	5,330	5,534,875

Total Mortgage Pass-Through Securities
(Identified cost $11,839,820)		11,803,463

U.S. Government Security—72.3%
Federal National Mortgage Association,
1.01%, 07/14/03
(Identified cost $9,296,608) (l)	9,300	9,296,608

Repurchase Agreement—11.4%
State Street Bank and Trust Co.,
0.96%, 07/01/03
(Dated 06/30/03, collateralized by
$1,360,000 United States Treasury
Bond, 5.25%, 02/15/29, with a
value of $1,498,402)
(Identified cost $1,467,000) (l)	1,467	1,467,000

Total Investments
(Identified cost $23,004,743) (b)	178.7%	$22,982,342
Liabilities in Excess of Cash and
Other Assets	(78.7)	(10,124,401)

Net Assets	100.0%	$12,857,941

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
June 30, 2003 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:
		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Equity	$122,179,820	$8,864,726	$5,921,652	$2,943,074
Mid Cap	38,302,076	4,293,234	650,468	3,642,766
Small Cap	407,340,726	62,631,183	16,537,668	46,093,515
International Equity	1,915,792,245	175,935,767	103,811,811	72,123,956
International Equity Select	11,341,638	426,656	696,682	(270,026)
International Small Cap	583,798,465	89,452,335	43,763,461	45,688,874
Emerging Markets	407,631,540	71,133,608	32,610,303	38,523,305
Bond	52,193,889	1,089,070	151,221	937,849
High Yield	117,473,988	9,562,089	3,052,912	6,509,177
Global High Yield	35,082,903	1,800,826	1,992,113	(191,287)
Mortgage	23,004,743	13,956	36,357	(22,401)
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”
(d)	Rate shown reflects 7 day yield as of June 30, 2003.
(e)	Date shown is the expiration date.
(f)	Issue in default.
(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2003, which may step up at a future date.
(h)	Variable rate security. Interest rate shown is the rate in effect at June 30, 2003.
(i)	Maturity date shown is the final conversion date.
(j)	Principal amount denominated in respective country’s currency unless otherwise noted.
(k)	Bankrupt security valued at zero.
(l)	Segregated security for forward foreign currency contracts and/or forward roll transactions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Security		Abbreviations:

ADR	—	American Depositary Receipt
BEM	—	Bonos de Estabilizacion Monetaria
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
REIT	—	Real Estate Investment Trust
TBA	—	To Be Announced

Currency		Abbreviations:

ARS	—	Argentine Peso	MAD	—	Moroccan Dirham
BRL	—	Brazilian Real	MXN	—	Mexican Peso
CLP	—	Chilean Peso	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CRC	—	Costa Rican Colon	ROL	—	Romanian Leu
CZK	—	Czech Koruna	RUB	—	New Russian Ruble
EUR	—	Euro	SKK	—	Slovakian Koruna
HUF	—	Hungarian Forint	THB	—	Thailand Baht
IDR	—	Indonesian Rupiah	TRL	—	Turkish Lira
ILS	—	Israeli Shekel	USD	—	United States Dollar
INR	—	Indian Rupee	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMK	—	Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (continued)
June 30, 2003 (unaudited)

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	—%	—%	1.4%
Apparel & Textiles	—	—	3.0	1.4
Automotive	3.5	—	3.7	—
Banking & Financial Services	24.4	10.8	17.3	18.6
Brewery	1.5	1.7	—	3.6
Broadcasting	—	—	—	1.1
Building & Construction	1.2	—	2.1	0.9
Business Services & Supplies	—	—	14.0	—
Chemicals	—	—	—	1.6
Computer Software	—	—	1.5	—
Computers & Business Equipment	—	—	—	3.1
Conglomerates	—	—	—	1.0
Cosmetics & Toiletries	1.4	1.3	—	—
Diversified	3.1	0.9	5.1	—
Drugs & Health Care	7.2	5.6	2.3	4.3
Electronics	5.0	1.3	2.7	7.4
Food & Beverages	3.1	6.9	3.5	3.2
Forest & Paper Products	—	—	—	2.0
Household Products & Home Furnishings	—	—	4.5	2.6
Industrial & Machinery	0.9	—	2.6	—
Insurance	1.0	0.9	2.0	3.4
Leisure & Entertainment	—	—	8.0	—
Manufacturing	—	—	2.1	—
Medical Products & Services	1.3	—	—	—
Metals & Mining	2.2	—	—	7.6
Oil & Gas	11.1	6.1	1.4	7.3
Printing & Publishing	—	—	6.8	—
Real Estate	—	—	1.0	0.1
Retail	7.4	1.7	8.1	0.6
Shipbuilding	—	—	—	0.5
Steel	—	—	—	3.8
Telecommunications	13.4	2.6	0.2	17.4
Tobacco	3.5	—	4.7	3.3
Transportation	1.0	—	—	0.2
Utilities	4.9	1.3	—	0.9

Subtotal	97.1	41.1	96.6	97.3
Repurchase Agreements	2.8	1.8	3.7	2.7
Collateral for Securities on Loan	—	—	13.6	6.8

Total Investments	99.9%	42.9%	113.9%	106.8%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2003 (unaudited)

Portfolio holdings by asset type, previously presented by country, for Lazard Global High Yield Portfolio:

ASSET TYPE
Corporate Bonds	85.6%
Foreign Government Obligations	2.6
Preferred Stock	2.0
U.S. Government Security	1.4

Subtotal	91.6
Repurchase Agreement	7.3

Total Investments	98.9%

The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2003 (unaudited)

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$125,122,894	$41,944,842	$453,434,241	$1,987,916,201
Cash	874	49	341	420
Foreign currency	—	—	—	3,008,139
Receivables for:
Investments sold	932,600	22,384	4,174,270	9,761,013
Dividends and interest	94,353	20,235	415,060	6,493,564
Capital stock sold	219,262	70,567	267,450	1,068,993
Gross appreciation on foreign currency contracts	—	—	—	—
Due from Investment Manager	—	—	—	—

Total assets	126,369,983	42,058,077	458,291,362	2,008,248,330

LIABILITIES
Payables for:
Investments purchased	—	—	3,267,269	14,857,783
Capital stock repurchased	752,730	16,046	17,555,667	1,901,423
Dividends payable	—	—	—	—
Gross depreciation on foreign currency contracts	—	—	—	—
Payable upon return of securities on loan	—	3,953,010	—	—
Management fees payable	78,915	13,328	282,463	1,252,250
Accrued directors’ fees payable	621	189	2,270	9,385
Accrued distribution fees payable	4,848	1,979	8,810	19,057
Other accrued expenses and payables	63,009	40,752	90,868	326,983

Total liabilities	900,123	4,025,304	21,207,347	18,366,881

Net assets	$125,469,860	$38,032,773	$437,084,015	$1,989,881,449

NET ASSETS
Paid in capital	$155,920,594	$37,896,432	$442,131,565	$2,712,373,018
Undistributed (distributions in excess of)
investment income—net	543,584	163,747	947,182	51,058,103
Unrealized appreciation (depreciation) on:
Investments—net	2,943,074	3,642,766	46,093,515	72,123,956
Foreign currency—net	—	—	—	13,847
Accumulated undistributed realized gain (loss)—net	(33,937,392)	(3,670,172)	(52,088,247)	(845,687,475)

Net assets	$125,469,860	$38,032,773	$437,084,015	$1,989,881,449

Institutional Shares
Net assets	$102,275,539	$28,237,130	$395,837,508	$1,901,240,329
Shares of capital stock outstanding*	8,035,003	2,869,937	25,129,034	196,966,787
Net asset value, offering and redemption price per share	$12.73	$9.84	$15.75	$9.65
Open Shares
Net assets	$23,194,321	$9,795,643	$41,246,507	$88,641,120
Shares of capital stock outstanding*	1,825,011	1,006,838	2,621,123	9,228,601
Net asset value, offering and redemption price per share	$12.71	$9.73	$15.74	$9.61
Cost of investments in securities	$122,179,820	$38,302,076	$407,340,726	$1,915,792,245
Cost of foreign currency	$—	$—	$—	$3,008,264

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Global	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	High Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$11,071,612	$629,487,339	$446,154,845	$53,131,738	$123,983,165	$34,891,616	$22,982,342
272	491	70	937	744	823	631
—	160,497	1,709,489	—	—	—	—

14,631,278	337,992	—	—	853,381	64,038	23,449,362
120,330	2,212,290	1,063,735	579,237	2,216,605	692,685	30,447
80	233,511	32,542	54	20,741	1,691	—
—	—	—	—	—	301,849	—
—	—	—	—	—	—	4,679

25,823,572	632,432,120	448,960,681	53,711,966	127,074,636	35,952,702	46,467,461

—	1,036,595	1,631,056	—	5,119,558	—	33,575,426
—	3,011,156	759,763	—	—	3	—
—	—	—	10,796	21,327	63,307	638
—	—	—	—	—	485,425	—
—	75,408,945	28,236,984	—	—	—	—
8,036	345,602	329,439	21,086	47,988	40,853	—
104	2,265	1,615	150	258	377	660
724	3,037	2,686	2,034	272	895	—
33,675	110,605	132,444	49,500	42,010	64,696	32,796

42,539	79,918,205	31,093,987	83,566	5,231,413	655,556	33,609,520

$25,781,033	$552,513,915	$417,866,694	$53,628,400	$121,843,223	$35,297,146	$12,857,941

$27,086,156	$540,382,400	$481,930,421	$57,148,807	$170,701,321	$114,597,753	$10,689,323

367,117	8,881,445	4,689,251	(129,171)	(137,030)	368,879	(112,684)

(270,026)	45,688,874	38,523,305	937,849	6,509,177	(191,287)	(22,401)
—	11,991	(13,529)	—	—	(181,092)	—
(1,402,214)	(42,450,795)	(107,262,754)	(4,329,085)	(55,230,245)	(79,297,107)	2,303,703

$25,781,033	$552,513,915	$417,866,694	$53,628,400	$121,843,223	$35,297,146	$12,857,941

$22,224,798	$540,677,969	$403,975,496	$44,910,206	$120,476,873	$31,017,987	$12,857,941
2,647,376	43,205,377	50,264,830	4,488,308	23,129,188	4,078,131	1,199,862
$8.40	$12.51	$8.04	$10.01	$5.21	$7.61	$10.72

$3,556,235	$11,835,946	$13,891,198	$8,718,194	$1,366,350	$4,279,159	N/A
423,754	951,196	1,724,510	871,111	262,041	560,773	N/A
$8.39	$12.44	$8.06	$10.01	$5.21	$7.63	N/A
$11,341,638	$583,798,465	$407,631,540	$52,193,889	$117,473,988	$35,082,903	$23,004,743
$—	$160,497	$1,712,256	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the six months ended June 30, 2003 (unaudited)

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Income:
Interest	$19,898	$6,037	$75,203	$998,567
Dividends	1,141,795	256,934	2,353,339	37,109,108

Total investment income*	1,161,693	262,971	2,428,542	38,107,675

Expenses:
Management fees	449,063	135,284	1,568,600	6,938,604
Administration fees	34,291	25,923	64,145	164,419
Distribution fees (Open Shares)	26,879	10,568	49,432	108,530
Custodian fees	38,438	33,092	75,070	1,043,586
Professional services	21,897	19,566	30,397	70,485
Registration fees	13,722	12,798	14,949	22,235
Shareholders’ services	30,435	24,933	37,276	52,458
Directors’ fees and expenses	4,065	1,230	14,260	62,411
Shareholders’ reports	12,305	1,081	20,488	40,288
Other	4,620	1,871	11,274	31,383

Total expenses before fees waived and expenses reimbursed	635,715	266,346	1,885,891	8,534,399
Management fees waived and expenses reimbursed	—	(64,266)	—	—
Expense reductions	—	—	(59)	(204)

Expenses—net	635,715	202,080	1,885,832	8,534,195

Investment income (loss)—net	525,978	60,891	542,710	29,573,480

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net**	(1,553,802)	(1,200,831)	(18,553,020)	(54,131,487)
Foreign currency—net	—	—	—	(1,424,535)
Change in net unrealized appreciation (depreciation) on:
Investments—net	12,440,865	4,667,783	67,735,904	178,022,801
Foreign currency—net	—	—	—	(264,305)

Realized and unrealized gain (loss) on investments
and foreign currency—net	10,887,063	3,466,952	49,182,884	122,202,474

Net increase (decrease) in net assets resulting
from operations	$11,413,041	$3,527,843	$49,725,594	$151,775,954

*Net of foreign withholding taxes of	$5,159	$—	$3,688	$4,508,102

**Net of foreign capital gains taxes of	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Global	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	High Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$3,548	$484,141	$136,529	$889,922	$4,470,258	$2,430,255	$393,171
502,980	10,883,952	6,666,320	—	139,589	68,663	—

506,528	11,368,093	6,802,849	889,922	4,609,847	2,498,918	393,171

100,967	1,938,853	1,770,843	141,511	354,248	304,303	108,136
24,691	74,018	57,732	27,976	31,762	30,430	24,003
3,610	7,529	12,870	12,650	1,543	5,034	—
22,108	340,282	382,991	40,266	37,550	74,443	22,657
19,197	32,975	28,351	20,057	20,957	20,851	20,575
13,267	15,317	16,727	12,603	12,387	13,396	8,089
23,863	27,274	27,549	24,839	23,172	25,702	11,266
781	17,161	11,735	1,802	2,917	2,786	2,375
687	2,690	8,323	1,097	424	1,945	80
2,461	8,657	8,661	2,168	2,790	3,637	2,060

211,632	2,464,756	2,325,782	284,969	487,750	482,527	199,241
(70,649)	(4,689)	(9,652)	(13,089)	(130,945)	—	(23,609)
(49)	(51)	—	—	(663)	(822)	—

140,934	2,460,016	2,316,130	271,880	356,142	481,705	175,632

365,594	8,908,077	4,486,719	618,042	4,253,705	2,017,213	217,539

(401,618)	(17,494,730)	(511,714)	738,050	(1,603,104)	566,252	2,164,921
—	(258,437)	(347,260)	—	—	14,279	—

2,119,833	73,338,507	41,586,534	220,354	11,044,561	3,327,417	(868,907)
—	(43,644)	(15,495)	—	—	213,296	—

1,718,215	55,541,696	40,712,065	958,404	9,441,457	4,121,244	1,296,014

$2,083,809	$64,449,773	$45,198,784	$1,576,446	$13,695,162	$6,138,457	$1,513,553

$61,895	$1,205,957	$597,137	$—	$—	$819	$—

$—	$—	$10,016	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Six Months Ended	Year Ended
	June 30, 2003	December 31,
	(unaudited)	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$525,978	$1,200,311
Realized gain (loss) on investments and foreign currency—net	(1,553,802)	(22,309,387)
Change in unrealized appreciation (depreciation)—net	12,440,865	(6,894,718)

Net increase (decrease) in net assets resulting from operations	11,413,041	(28,003,794)

Distributions to shareholders:
From investment income—net
Institutional Shares	—	(1,131,482)
Open Shares	—	(159,184)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	(1,290,666)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	6,405,053	27,727,036
Open Shares	2,676,453	14,335,772
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,091,089
Open Shares	—	156,305
Cost of shares redeemed
Institutional Shares	(15,345,178)	(45,188,754)
Open Shares	(2,862,018)	(24,055,833)

Net increase (decrease) in net assets from capital stock transactions	(9,125,690)	(25,934,385)

Total increase (decrease) in net assets	2,287,351	(55,228,845)
Net assets at beginning of period	123,182,509	178,411,354

Net assets at end of period*	$125,469,860	$123,182,509

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	8,788,212	10,025,389

Shares sold	539,231	2,217,510
Shares issued to shareholders from reinvestment of distributions	—	92,212
Shares repurchased	(1,292,440)	(3,546,899)

Net increase (decrease)	(753,209)	(1,237,177)

Shares outstanding at end of period	8,035,003	8,788,212

Open Shares:
Shares outstanding at beginning of period	1,837,937	2,634,812

Shares sold	231,287	1,090,032
Shares issued to shareholders from reinvestment of distributions	—	13,257
Shares repurchased	(244,213)	(1,900,164)

Net increase (decrease)	(12,926)	(796,875)

Shares outstanding at end of period	1,825,011	1,837,937

* Includes undistributed (distributions in excess of) investment income—net	$543,584	$17,606

The accompanying notes are an integral part of these financial statements.

Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2003	December 31,	June 30, 2003	December 31,
(unaudited)	2002	(unaudited)	2002

$60,891	$114,982	$542,710	$605,257
(1,200,831)	(2,092,690)	(18,553,020)	(30,325,445)
4,667,783	(3,678,819)	67,735,904	(82,045,010)

3,527,843	(5,656,527)	49,725,594	(111,765,198)

—	—	—	—
—	—	—	—

—	(515,271)	—	(15,697,836)
—	(152,893)	—	(1,888,102)

—	(668,164)	—	(17,585,938)

547,924	13,813,143	19,249,214	110,711,759
1,900,993	6,411,779	8,885,386	92,473,402

—	444,842	—	15,182,529
—	125,407	—	1,872,236

(3,722,097)	(2,504,309)	(57,542,502)	(198,184,868)
(1,103,581)	(4,397,488)	(15,139,003)	(105,405,889)

(2,376,761)	13,893,374	(44,546,905)	(83,350,831)

1,151,082	7,568,683	5,178,689	(212,701,967)
36,881,691	29,313,008	431,905,326	644,607,293

$38,032,773	$36,881,691	$437,084,015	$431,905,326

3,221,004	2,041,924	27,721,008	32,492,106

60,942	1,390,165	1,367,679	6,527,987
—	48,352	—	1,034,934
(412,009)	(259,437)	(3,959,653)	(12,334,019)

(351,067)	1,179,080	(2,591,974)	(4,771,098)

2,869,937	3,221,004	25,129,034	27,721,008

919,414	717,284	3,071,851	3,934,559

211,938	635,516	626,827	5,642,513
—	13,751	—	127,884
(124,514)	(447,137)	(1,077,555)	(6,633,105)

87,424	202,130	(450,728)	(862,708)

1,006,838	919,414	2,621,123	3,071,851

$163,747	$102,856	$947,182	$404,472

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Six Months Ended	Year Ended
	June 30, 2003	December 31,
	(unaudited)	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$29,573,480	$30,109,124
Realized gain (loss) on investments and foreign currency—net	(55,556,022)	(363,790,443)
Change in unrealized appreciation (depreciation)—net	177,758,496	121,768,750

Net increase (decrease) in net assets resulting from operations	151,775,954	(211,912,569)

Distributions to shareholders:
From investment income—net
Institutional Shares	—	(9,464,170)
Open Shares	—	(202,681)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	(9,666,851)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	250,244,199	1,237,961,302
Open Shares	73,673,343	252,570,046
Net proceeds from reinvestment of distributions
Institutional Shares	—	8,783,214
Open Shares	—	169,104
Cost of shares redeemed
Institutional Shares	(270,008,593)	(1,481,615,842)
Open Shares	(80,632,986)	(272,014,495)

Net increase (decrease) in net assets from capital stock transactions	(26,724,037)	(254,146,671)

Total increase (decrease) in net assets	125,051,917	(475,726,091)
Net assets at beginning of period	1,864,829,532	2,340,555,623

Net assets at end of period*	$1,989,881,449	$1,864,829,532

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	199,225,457	222,189,526

Shares sold	28,191,737	127,897,561
Shares issued to shareholders from reinvestment of distributions	—	942,405
Shares repurchased	(30,450,407)	(151,804,035)

Net increase (decrease)	(2,258,670)	(22,964,069)

Shares outstanding at end of period	196,966,787	199,225,457

Open Shares:
Shares outstanding at beginning of period	9,909,067	11,703,788

Shares sold	8,349,744	26,575,768
Shares issued to shareholders from reinvestment of distributions	—	18,222
Shares repurchased	(9,030,210)	(28,388,711)

Net increase (decrease)	(680,466)	(1,794,721)

Shares outstanding at end of period	9,228,601	9,909,067

* Includes undistributed (distributions in excess of) investment income—net	$51,058,103	$21,484,623

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Six Months Ended	Period Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2003	December 31,	June 30, 2003	December 31,	June 30, 2003	December 31,
(unaudited)	2002	(unaudited)	2002	(unaudited)	2002

$365,594	$347,964	$8,908,077	$6,603,972	$4,486,719	$4,545,894
(401,618)	(989,690)	(17,753,167)	(20,007,139)	(858,974)	(28,276,861)
2,119,833	(2,530,508)	73,294,863	(11,267,736)	41,571,039	21,451,552

2,083,809	(3,172,234)	64,449,773	(24,670,903)	45,198,784	(2,279,415)

—	(318,477)	—	(7,171,804)	—	(4,037,021)
—	(29,966)	—	(26,978)	—	(82,176)

—	—	—	—	—	—
—	—	—	—	—	—

—	(348,443)	—	(7,198,782)	—	(4,119,197)

119,994	22,819,628	80,269,881	383,788,995	79,079,036	299,712,296
879,326	2,450,660	13,538,326	3,288,469	7,832,223	14,316,793

—	314,616	—	6,722,476	—	3,809,865
—	27,512	—	22,923	—	77,772

(642,219)	(7,601,487)	(131,943,792)	(220,003,473)	(63,933,831)	(261,081,227)
(125,036)	(39,400)	(5,882,084)	(3,587,015)	(4,625,952)	(11,439,962)

232,065	17,971,529	(44,017,669)	170,232,375	18,351,476	45,395,537

2,315,874	14,450,852	20,432,104	138,362,690	63,550,260	38,996,925
23,465,159	9,014,307	532,081,811	393,719,121	354,316,434	315,319,509

$25,781,033	$23,465,159	$552,513,915	$532,081,811	$417,866,694	$354,316,434

2,707,101	937,949	47,805,592	33,699,290	48,534,314	42,736,911

14,660	2,570,262	7,425,971	32,269,208	10,812,098	38,889,222
—	40,536	—	616,175	—	534,343
(74,385)	(841,646)	(12,026,186)	(18,779,081)	(9,081,582)	(33,626,162)

(59,725)	1,769,152	(4,600,215)	14,106,302	1,730,516	5,797,403

2,647,376	2,707,101	43,205,377	47,805,592	50,264,830	48,534,314

323,608	47,429	274,030	298,378	1,282,739	927,234

116,457	277,299	1,161,495	274,383	1,084,460	1,802,074
—	3,541	—	2,109	—	10,877
(16,311)	(4,661)	(484,329)	(300,840)	(642,689)	(1,457,446)

100,146	276,179	677,166	(24,348)	441,771	355,505

423,754	323,608	951,196	274,030	1,724,510	1,282,739

$367,117	$1,523	$8,881,445	$(26,632)	$4,689,251	$202,532

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Six Months Ended	Year Ended
	June 30, 2003	December 31,
	(unaudited)	2002

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$618,042	$2,140,020
Realized gain (loss) on investments, options, swap agreements and foreign currency—net	738,050	1,431,860
Change in unrealized appreciation (depreciation)—net	220,354	(12,803)

Net increase (decrease) in net assets resulting from operations	1,576,446	3,559,077

Distributions to shareholders:
From investment income—net
Institutional Shares	(514,924)	(1,779,401)
Open Shares	(103,118)	(363,821)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—
From capital
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(618,042)	(2,143,222)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	977,004	14,804,435
Open Shares	1,142,472	3,252,031
Net proceeds from reinvestment of distributions
Institutional Shares	457,683	1,555,070
Open Shares	94,105	338,336
Cost of shares redeemed
Institutional Shares	(6,059,760)	(12,782,601)
Open Shares	(3,534,978)	(1,809,414)

Net increase (decrease) in net assets from capital stock transactions	(6,923,474)	5,357,857

Total increase (decrease) in net assets	(5,965,070)	6,773,712
Net assets at beginning of period	59,593,470	52,819,758

Net assets at end of period*	$53,628,400	$59,593,470

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	4,954,685	4,603,503

Shares sold	99,308	1,519,530
Shares issued to shareholders from reinvestment of distributions	46,120	161,903
Shares repurchased	(611,805)	(1,330,251)

Net increase (decrease)	(466,377)	351,182

Shares outstanding at end of period	4,488,308	4,954,685

Open Shares:
Shares outstanding at beginning of period	1,102,999	921,653

Shares sold	115,177	334,149
Shares issued to shareholders from reinvestment of distributions	9,487	35,217
Shares repurchased	(356,552)	(188,020)

Net increase (decrease)	(231,888)	181,346

Shares outstanding at end of period	871,111	1,102,999

* Includes undistributed (distributions in excess of) investment income—net	$(129,171)	$(129,171)

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio		Lazard Global High Yield Portfolio		Lazard Mortgage Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2003	December 31,	June 30, 2003	December 31,	June 30, 2003	December 31,
(unaudited)	2002	(unaudited)	2002	(unaudited)	2002

$4,253,705	$7,806,072	$2,017,213	$7,886,539	$217,539	$1,989,135
(1,603,104)	(11,841,659)	580,531	(14,358,080)	2,164,921	3,605,679
11,044,561	(3,502,400)	3,540,713	2,106,314	(868,907)	1,252,401

13,695,162	(7,537,987)	6,138,457	(4,365,227)	1,513,553	6,847,215

(4,199,736)	(7,756,049)	(1,928,003)	(5,858,506)	(314,638)	(2,242,351)
(53,969)	(187,053)	(86,983)	(225,134)	—	—

—	—	—	—	—	(2,856,017)
—	—	—	—	—	—

—	—	—	(1,994,483)	—	—
—	—	—	(79,873)	—	—

(4,253,705)	(7,943,102)	(2,014,986)	(8,157,996)	(314,638)	(5,098,368)

36,795,393	33,315,841	10,235,181	111,973,009	316,993	35,602,493
466,643	277,793	435,750	2,524,408	—	—

4,019,295	7,243,422	1,557,656	7,110,539	272,499	4,729,288
44,452	108,635	69,379	275,541	—	—

(7,786,456)	(18,643,150)	(63,738,106)	(198,656,188)	(76,078,537)	(32,563,109)
(229,680)	(11,445,492)	(732,678)	(4,563,661)	—	—

33,309,647	10,857,049	(52,172,818)	(81,336,352)	(75,489,045)	7,768,672

42,751,104	(4,624,040)	(48,049,347)	(93,859,575)	(74,290,130)	9,517,519
79,092,119	83,716,159	83,346,493	177,206,068	87,148,071	77,630,552

$121,843,223	$79,092,119	$35,297,146	$83,346,493	$12,857,941	$87,148,071

16,552,920	12,013,527	10,882,948	21,852,473	8,296,901	7,547,321

7,296,671	6,503,819	1,357,405	14,344,532	29,594	3,360,753
801,978	1,396,070	209,399	945,294	25,747	449,901
(1,522,381)	(3,360,496)	(8,371,621)	(26,259,351)	(7,152,380)	(3,061,074)

6,576,268	4,539,393	(6,804,817)	(10,969,525)	(7,097,039)	749,580

23,129,188	16,552,920	4,078,131	10,882,948	1,199,862	8,296,901

204,131	2,057,861	593,297	846,806	—	—

93,888	58,368	57,132	324,564	—	—
8,876	20,386	9,260	36,709	—	—
(44,854)	(1,932,484)	(98,916)	(614,782)	—	—

57,910	(1,853,730)	(32,524)	(253,509)	—	—

262,041	204,131	560,773	593,297	—	—

$(137,030)	$(137,030)	$368,879	$366,652	$(112,684)	$(15,585)

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.59	$14.10	$16.72	$21.08	$21.75	$19.98

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.11	0.13	0.17	0.26	0.28
Net realized and unrealized gain (loss)	1.09	(2.48)	(1.07)	(0.79)	0.66	3.10

Total from investment operations	1.14	(2.37)	(0.94)	(0.62)	0.92	3.38

Less distributions from:
Net investment income	—	(0.14)	(0.13)	(0.23)	(0.26)	(0.26)
Net realized gains	—	—	(1.55)	(3.51)	(1.33)	(1.35)

Total distributions	—	(0.14)	(1.68)	(3.74)	(1.59)	(1.61)

Net asset value, end of period	$12.73	$11.59	$14.10	$16.72	$21.08	$21.75

Total Return (b)	9.84%	(16.84)%	(5.90)%	(2.64)%	4.23%	17.31%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102,276	$101,891	$141,329	$187,517	$377,660	$361,126
Ratios to average net assets:
Net expenses (c)	1.00%	0.97%	0.90%	0.86%	0.84%	0.85%
Gross expenses (c)	1.00%	0.97%	0.90%	0.86%	0.84%	0.85%
Net investment income (c)	0.94%	0.87%	0.82%	0.85%	1.14%	1.28%
Portfolio turnover rate	27%	74%	89%	36%	62%	76%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.58	$14.07	$16.70	$21.05	$21.76	$19.99

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.07	0.09	0.12	0.20	0.20
Net realized and unrealized gain (loss)	1.09	(2.47)	(1.08)	(0.79)	0.65	3.12

Total from investment operations	1.13	(2.40)	(0.99)	(0.67)	0.85	3.32

Less distributions from:
Net investment income	—	(0.09)	(0.09)	(0.17)	(0.23)	(0.20)
Net realized gains	—	—	(1.55)	(3.51)	(1.33)	(1.35)

Total distributions	—	(0.09)	(1.64)	(3.68)	(1.56)	(1.55)

Net asset value, end of period	$12.71	$ 11.58	$ 14.07	$ 16.70	$21.05	$21.76

Total Return (b)	9.76%	(17.08)%	(6.23)%	(2.91)%	3.92%	16.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,194	$21,292	$37,082	$62,167	$121,994	$117,624
Ratios to average net assets:
Net expenses (c)	1.33%	1.28%	1.18%	1.13%	1.10%	1.12%
Gross expenses (c)	1.33%	1.28%	1.18%	1.13%	1.10%	1.12%
Net investment income (c)	0.61%	0.55%	0.54%	0.57%	0.89%	0.96%
Portfolio turnover rate	27%	74%	89%	36%	62%	76%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$8.93	$10.64	$11.36	$10.78	$10.46	$10.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.04	0.07	0.02	0.02	0.05
Net realized and unrealized gain (loss)	0.89	(1.57)	1.31	2.20	0.43	0.31

Total from investment operations	0.91	(1.53)	1.38	2.22	0.45	0.36

Less distributions from:
Net investment income	—	—	(0.07)	(0.03)	(0.03)	(0.05)
Net realized gains	—	(0.18)	(2.03)	(1.61)	(0.10)	(0.11)

Total distributions	—	(0.18)	(2.10)	(1.64)	(0.13)	(0.16)

Net asset value, end of period	$9.84	$8.93	$10.64	$11.36	$10.78	$10.46

Total Return (b)	10.19%	(14.47)%	12.85%	22.44%	4.38%	3.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,237	$28,754	$21,729	$15,344	$27,521	$55,731
Ratios to average net assets:
Net expenses (c)	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses (c)	1.37%	1.40%	1.71%	1.50%	1.17%	1.23%
Net investment income (c)	0.41%	0.40%	0.65%	0.20%	0.23%	0.48%
Portfolio turnover rate	56%	104%	160%	152%	113%	86%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$8.84	$10.57	$11.30	$10.74	$10.45	$10.26

Income (loss) from investment operations:
Net investment income (loss) (a)	—	0.01	0.04	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.89	(1.56)	1.30	2.18	0.42	0.32

Total from investment operations	0.89	(1.55)	1.34	2.17	0.41	0.34

Less distributions from:
Net investment income	—	—	(0.04)	—	(0.02)	(0.04)
Net realized gains	—	(0.18)	(2.03)	(1.61)	(0.10)	(0.11)

Total distributions	—	(0.18)	(2.07)	(1.61)	(0.12)	(0.15)

Net asset value, end of period	$9.73	$8.84	$10.57	$11.30	$10.74	$10.45

Total Return (b)	10.07%	(14.75)%	12.50%	22.00%	3.96%	3.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,796	$8,128	$7,584	$6,342	$14,024	$16,345
Ratios to average net assets:
Net expenses (c)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (c)	1.81%	1.83%	2.13%	1.91%	1.55%	1.66%
Net investment income (loss) (c)	0.11%	0.09%	0.35%	(0.09)%	(0.08)%	0.29%
Portfolio turnover rate	56%	104%	160%	152%	113%	86%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$14.03	$17.70	$18.07	$16.57	$17.39	$20.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.02	0.08	0.09	0.10	0.08
Net realized and unrealized gain (loss)	1.70	(3.18)	3.06	2.45	0.17	(2.60)

Total from investment operations	1.72	(3.16)	3.14	2.54	0.27	(2.52)

Less distributions from:
Net investment income	—	—	(0.09)	(0.23)	(0.11)	(0.01)
Net realized gains	—	(0.51)	(3.42)	(0.81)	(0.98)	(0.10)

Total distributions	—	(0.51)	(3.51)	(1.04)	(1.09)	(0.11)

Net asset value, end of period	$15.75	$14.03	$17.70	$18.07	$16.57	$17.39

Total Return (b)	12.26%	(17.97)%	18.06%	15.89%	1.77%	(12.62)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$395,838	$388,795	$575,077	$730,179	$906,945	$1,411,503
Ratios to average net assets:
Net expenses (c)	0.87%	0.85%	0.83%	0.83%	0.81%	0.81%
Gross expenses (c)	0.87%	0.85%	0.83%	0.83%	0.81%	0.81%
Net investment income (c)	0.29%	0.14%	0.41%	0.52%	0.60%	0.50%
Portfolio turnover rate	35%	93%	80%	67%	50%	46%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$14.03	$17.67	$18.04	$16.51	$17.35	$20.02

Income (loss) from investment operations:
Net investment income (loss) (a)	—	(0.03)	0.02	0.04	0.06	0.03
Net realized and unrealized gain (loss)	1.71	(3.10)	3.05	2.45	0.16	(2.60)

Total from investment operations	1.71	(3.13)	3.07	2.49	0.22	(2.57)

Less distributions from:
Net investment income	—	—	(0.02)	(0.15)	(0.08)	—
Net realized gains	—	(0.51)	(3.42)	(0.81)	(0.98)	(0.10)

Total distributions	—	(0.51)	(3.44)	(0.96)	(1.06)	(0.10)

Net asset value, end of period	$15.74	$ 14.03	$ 17.67	$ 18.04	$ 16.51	$17.35

Total Return (b)	12.19%	(17.82)%	17.69%	15.60%	1.47%	(12.86)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,247	$43,110	$69,531	$67,717	$86,413	$93,547
Ratios to average net assets:
Net expenses (c)	1.20%	1.15%	1.13%	1.12%	1.09%	1.09%
Gross expenses (c)	1.20%	1.15%	1.13%	1.12%	1.09%	1.09%
Net investment income (loss) (c)	(0.04)%	(0.17)%	0.12%	0.24%	0.33%	0.21%
Portfolio turnover rate	35%	93%	80%	67%	50%	46%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Period of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$8.92	$10.01	$13.46	$17.29	$15.23	$13.97

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.11	0.15	0.34	0.18
Net realized and unrealized gain (loss)	0.59	(1.18)	(3.45)	(2.01)	3.25	2.03

Total from investment operations	0.73	(1.04)	(3.34)	(1.86)	3.59	2.21

Less distributions from:
Net investment income	—	(0.05)	—(d)	(0.17)	(0.54)	(0.14)
Net realized gains	—	—	(0.11)	(1.80)	(0.99)	(0.81)

Total distributions	—	(0.05)	(0.11)	(1.97)	(1.53)	(0.95)

Net asset value, end of period	$9.65	$8.92	$10.01	$13.46	$17.29	$15.23

Total Return (b)	8.18%	(10.44)%	(24.85)%	(10.55)%	24.07%	16.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,901,240	$1,776,799	$2,224,089	$3,001,933	$3,584,093	$2,879,289
Ratios to average net assets:
Net expenses (c)	0.91%	0.90%	0.90%	0.88%	0.88%	0.90%
Gross expenses (c)	0.91%	0.90%	0.90%	0.88%	0.88%	0.90%
Net investment income (c)	3.21%	1.45%	0.95%	0.97%	2.09%	1.37%
Portfolio turnover rate	20%	58%	69%	51%	35%	41%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$8.88	$9.95	$13.41	$17.28	$15.23	$13.95

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.11	0.08	0.10	0.31	0.18
Net realized and unrealized gain (loss)	0.60	(1.16)	(3.43)	(2.02)	3.22	2.00

Total from investment operations	0.73	(1.05)	(3.35)	(1.92)	3.53	2.18

Less distributions from:
Net investment income	—	(0.02)	—	(0.15)	(0.49)	(0.09)
Net realized gains	—	—	(0.11)	(1.80)	(0.99)	(0.81)

Total distributions	—	(0.02)	(0.11)	(1.95)	(1.48)	(0.90)

Net asset value, end of period	$9.61	$8.88	$9.95	$13.41	$17.28	$15.23

Total Return (b)	8.22%	(10.57)%	(25.02)%	(10.95)%	23.67%	15.82%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,641	$88,031	$116,466	$147,226	$138,131	$47,303
Ratios to average net assets:
Net expenses (c)	1.22%	1.21%	1.19%	1.15%	1.16%	1.24%
Gross expenses (c)	1.22%	1.21%	1.19%	1.15%	1.16%	1.24%
Net investment income (c)	2.91%	1.14%	0.70%	0.66%	1.87%	1.02%
Portfolio turnover rate	20%	58%	69%	51%	35%	41%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months	Year	Period
	Ended	Ended	5/31/01* to
Institutional Shares	6/30/03†	12/31/02	12/31/01

Net asset value, beginning of period	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.01
Net realized and unrealized gain (loss)	0.54	(1.41)	(0.85)

Total from investment operations	0.66	(1.29)	(0.84)

Less distributions from:
Net investment income	—	(0.12)	(0.01)
Net realized gains	—	—	—

Total distributions	—	(0.12)	(0.01)

Net asset value, end of period	$8.40	$7.74	$9.15

Total Return (b)	8.53%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,225	$20,957	$8,580
Ratios to average net assets:
Net expenses (c)	1.15%	1.15%	1.15%
Gross expenses (c)	1.67%	1.63%	13.75%
Net investment income (c)	3.09%	1.41%	0.15%
Portfolio turnover rate	6%	32%	1%

			For the
	Six Months	Year	Period
	Ended	Ended	5/31/01* to
Open Shares	6/30/03†	12/31/02	12/31/01

Net asset value, beginning of period	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.08	(0.02)
Net realized and unrealized gain (loss)	0.52	(1.40)	(0.82)

Total from investment operations	0.64	(1.32)	(0.84)

Less distributions from:
Net investment income	—	(0.09)	—
Net realized gains	—	—	—

Total distributions	—	(0.09)	—

Net asset value, end of period	$8.39	$7.75	$9.16

Total Return (b)	8.26%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,556	$2,508	$434
Ratios to average net assets:
Net expenses (c)	1.45%	1.45%	1.45%
Gross expenses (c)	2.60%	2.79%	47.06%
Net investment income (loss) (c)	2.96%	0.93%	(0.31)%
Portfolio turnover rate	6%	32%	1%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.07	$11.58	$12.57	$14.12	$11.40	$11.69

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.17	0.18	0.16	0.14	0.05
Net realized and unrealized gain (loss)	1.25	(0.53)	(1.03)	(0.81)	2.81	0.83

Total from investment operations	1.44	(0.36)	(0.85)	(0.65)	2.95	0.88

Less distributions from:
Net investment income	—	(0.15)	(0.14)	(0.11)	(0.12)	(0.05)
Net realized gains	—	—	—	(0.79)	(0.11)	(1.12)

Total distributions	—	(0.15)	(0.14)	(0.90)	(0.23)	(1.17)

Net asset value, end of period	$12.51	$11.07	$11.58	$12.57	$14.12	$11.40

Total Return (b)	13.01%	(3.08)%	(6.77)%	(4.44)%	26.07%	7.55%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$540,678	$529,062	$390,278	$341,808	$217,684	$177,779
Ratios to average net assets:
Net expenses (c)	0.95%	0.96%	0.95%	0.98%	1.01%	1.04%
Gross expenses (c)	0.95%	0.96%	0.95%	0.98%	1.01%	1.04%
Net investment income (c)	3.44%	1.45%	1.48%	1.13%	1.17%	0.81%
Portfolio turnover rate	9%	25%	17%	43%	50%	56%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.02	$11.53	$12.53	$14.06	$11.38	$11.69

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.13	0.11	0.10	0.09	0.01
Net realized and unrealized gain (loss)	1.19	(0.54)	(1.03)	(0.80)	2.80	0.83

Total from investment operations	1.42	(0.41)	(0.92)	(0.70)	2.89	0.84

Less distributions from:
Net investment income	—	(0.10)	(0.08)	(0.04)	(0.10)	(0.03)
Net realized gains	—	—	—	(0.79)	(0.11)	(1.12)

Total distributions	—	(0.10)	(0.08)	(0.83)	(0.21)	(1.15)

Net asset value, end of period	$12.44	$ 11.02	$ 11.53	$ 12.53	$ 14.06	$ 11.38

Total Return (b)	12.89%	(3.55)%	(7.33)%	(4.85)%	25.55%	7.21%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,836	$ 3,019	$ 3,441	$ 1,649	$ 2,441	$ 2,646
Ratios to average net assets:
Net expenses (c)	1.43%	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses (c)	1.59%	1.86%	2.03%	2.27%	2.12%	1.93%
Net investment income (c)	3.95%	1.15%	0.91%	0.68%	0.77%	0.43%
Portfolio turnover rate	9%	25%	17%	43%	50%	56%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.11	$7.22	$7.52	$10.70	$6.94	$9.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.07	0.06	0.09	0.10
Net realized and unrealized gain (loss)	0.84	(0.13)	(0.31)	(3.22)	3.77	(2.26)

Total from investment operations	0.93	(0.03)	(0.24)	(3.16)	3.86	(2.16)

Less distributions from:
Net investment income	—	(0.08)	(0.06)	(0.02)	(0.10)	(0.10)
Net realized gains	—	—	—	—	—	—

Total distributions	—	(0.08)	(0.06)	(0.02)	(0.10)	(0.10)

Net asset value, end of period	$8.04	$7.11	$7.22	$7.52	$10.70	$6.94

Total Return (b)	13.08%	(0.37)%	(3.16)%	(29.53)%	55.81%	(23.49)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$403,975	$345,176	$308,608	$317,691	$465,278	$298,033
Ratios to average net assets:
Net expenses (c)	1.30%	1.31%	1.29%	1.26%	1.24%	1.28%
Gross expenses (c)	1.30%	1.31%	1.29%	1.27%	1.25%	1.29%
Net investment income (c)	2.54%	1.30%	0.91%	0.62%	1.05%	1.84%
Portfolio turnover rate	15%	31%	43%	72%	46%	36%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.13	$7.24	$7.54	$10.74	$6.97	$9.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.08	0.05	0.03	0.06	0.11
Net realized and unrealized gain (loss)	0.85	(0.13)	(0.32)	(3.23)	3.79	(2.26)

Total from investment operations	0.93	(0.05)	(0.27)	(3.20)	3.85	(2.15)

Less distributions from:
Net investment income	—	(0.06)	(0.03)	—	(0.08)	(0.08)
Net realized gains	—	—	—	—	—	—

Total distributions	—	(0.06)	(0.03)	—	(0.08)	(0.08)

Net asset value, end of period	$8.06	$ 7.13	$ 7.24	$ 7.54	$ 10.74	$ 6.97

Total Return (b)	13.04%	(0.65)%	(3.54)%	(29.80)%	55.26%	(23.30)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,891	$ 9,140	$ 6,712	$ 5,459	$10,491	$ 8,191
Ratios to average net assets:
Net expenses (c)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses (c)	1.79%	1.84%	2.00%	1.80%	1.75%	1.76%
Net investment income (c)	2.30%	1.09%	0.63%	0.30%	0.73%	1.54%
Portfolio turnover rate	15%	31%	43%	72%	46%	36%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD BOND PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.84	$9.56	$9.37	$9.29	$9.89	$10.03

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.41	0.52	0.59	0.55	0.55
Net realized and unrealized gain (loss)	0.17	0.28	0.19	0.08	(0.60)	0.01

Total from investment operations	0.28	0.69	0.71	0.67	(0.05)	0.56

Less distributions from:
Net investment income	(0.11)	(0.41)	(0.52)	(0.59)	(0.55)	(0.55)
Net realized gains	—	—	—	—	—	(0.15)

Total distributions	(0.11)	(0.41)	(0.52)	(0.59)	(0.55)	(0.70)

Net asset value, end of period	$10.01	$9.84	$9.56	$9.37	$9.29	$9.89

Total Return (b)	2.85%	7.44%	7.68%	7.53%	(0.46)%	5.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,910	$48,745	$44,013	$54,847	$91,557	$100,397
Ratios to average net assets:
Net expenses (c)	0.93%	0.98%	0.91%	0.82%	0.76%	0.78%
Gross expenses (c)	0.93%	0.98%	0.91%	0.82%	0.76%	0.79%
Net investment income (c)	2.22%	4.30%	5.44%	6.38%	5.74%	5.45%
Portfolio turnover rate	387%	391%	238%	355%	549%	335%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.83	$9.56	$9.37	$9.29	$9.88	$10.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.40	0.50	0.57	0.51	0.52
Net realized and unrealized gain (loss)	0.18	0.27	0.19	0.08	(0.58)	0.01

Total from investment operations	0.28	0.67	0.69	0.65	(0.07)	0.53

Less distributions from:
Net investment income	(0.10)	(0.40)	(0.50)	(0.57)	(0.52)	(0.52)
Net realized gains	—	—	—	—	—	(0.15)

Total distributions	(0.10)	(0.40)	(0.50)	(0.57)	(0.52)	(0.67)

Net asset value, end of period	$10.01	$9.83	$9.56	$9.37	$9.29	$ 9.88

Total Return (b)	2.87%	7.15%	7.49%	7.25%	(0.76)%	5.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,718	$10,848	$8,807	$11,457	$11,605	$15,226
Ratios to average net assets:
Net expenses (c)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (c)	1.36%	1.44%	1.35%	1.27%	1.15%	1.21%
Net investment income (c)	2.04%	4.15%	5.24%	6.13%	5.37%	5.11%
Portfolio turnover rate	387%	391%	238%	355%	549%	335%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

						For the
	Six Months	Year Ended				Period
	Ended					1/2/98* to
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$4.72	$5.95	$6.57	$8.77	$9.42	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.58	0.76	0.96	0.92	0.88
Net realized and unrealized gain (loss)	0.49	(1.22)	(0.62)	(2.20)	(0.65)	(0.57)

Total from investment operations	0.71	(0.64)	0.14	(1.24)	0.27	0.31

Less distributions from:
Net investment income	(0.22)	(0.59)	(0.76)	(0.96)	(0.92)	(0.89)
Net realized gains	—	—	—	—	—	—

Total distributions	(0.22)	(0.59)	(0.76)	(0.96)	(0.92)	(0.89)

Net asset value, end of period	$5.21	$4.72	$5.95	$6.57	$8.77	$9.42

Total Return (b)	15.39%	(11.14)%	2.03%	(15.19)%	2.94%	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120,477	$78,128	$71,467	$65,752	$83,664	$41,935
Ratios to average net assets:
Net expenses (c)	0.75%	0.75%	0.75%	0.75%	0.94%	1.05%
Gross expenses (c)	1.01%	1.08%	1.07%	1.00%	1.06%	1.55%
Net investment income (c)	9.01%	11.09%	11.85%	12.24%	10.08%	8.87%
Portfolio turnover rate	31%	229%	234%	148%	190%	418%

						For the
	Six Months	Year Ended				Period
	Ended					2/24/98* to
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$4.73	$5.95	$6.57	$8.78	$9.42	$10.37

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.55	0.74	0.94	0.90	0.72
Net realized and unrealized gain (loss)	0.48	(1.19)	(0.62)	(2.21)	(0.65)	(0.94)

Total from investment operations	0.70	(0.64)	0.12	(1.27)	0.25	(0.22)

Less distributions from:
Net investment income	(0.22)	(0.58)	(0.74)	(0.94)	(0.89)	(0.73)
Net realized gains	—	—	—	—	—	—

Total distributions	(0.22)	(0.58)	(0.74)	(0.94)	(0.89)	(0.73)

Net asset value, end of period	$5.21	$4.73	$5.95	$6.57	$8.78	$9.42

Total Return (b)	14.98%	(11.27)%	1.72%	(15.54)%	2.68%	(2.24)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,366	$965	$12,249	$13,552	$1,305	$949
Ratios to average net assets:
Net expenses (c)	1.05%	1.05%	1.05%	1.05%	1.22%	1.35%
Gross expenses (c)	3.06%	2.48%	1.46%	1.38%	2.92%	9.77%
Net investment income (c)	8.74%	9.84%	11.57%	12.10%	9.89%	8.59%
Portfolio turnover rate	31%	229%	234%	148%	190%	418%

†	Unaudited.
*	Commencement of operations.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD GLOBAL HIGH YIELD PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.26	$7.81	$7.96	$8.83	$9.01	$9.66

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.39	0.48	0.59	0.61	0.76
Net realized and unrealized gain (loss)	0.36	(0.54)	(0.15)	(0.49)	(0.18)	(0.69)

Total from investment operations	0.54	(0.15)	0.33	0.10	0.43	0.07

Less distributions from:
Net investment income	(0.19)	(0.30)	(0.48)	(0.97)	(0.61)	(0.44)
Net realized gains	—	—	—	—	—	—
Capital	—	(0.10)	—	—	—	(0.28)

Total distributions	(0.19)	(0.40)	(0.48)	(0.97)	(0.61)	(0.72)

Net asset value, end of period	$7.61	$7.26	$7.81	$7.96	$8.83	$9.01

Total Return (b)	7.48%	(2.00)%	4.09%	1.12%	4.91%	0.75%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,018	$79,025	$170,590	$240,162	$306,116	$397,599
Ratios to average net assets:
Net expenses (c)	1.15%	0.98%	0.93%	0.93%	0.91%	0.90%
Gross expenses (c)	1.15%	0.98%	0.93%	0.93%	0.91%	0.90%
Net investment income (c)	5.01%	5.14%	5.99%	6.82%	6.82%	6.94%
Portfolio turnover rate	126%	363%	292%	207%	257%	276%

	Six Months	Year Ended
	Ended
Open Shares	6/30/03†	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.28	$7.81	$7.96	$8.83	$9.02	$9.66

Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.35	0.43	0.55	0.58	0.73
Net realized and unrealized gain (loss)	0.35	(0.54)	(0.15)	(0.49)	(0.19)	(0.69)

Total from investment operations	0.51	(0.19)	0.28	0.06	0.39	0.04

Less distributions from:
Net investment income	(0.16)	(0.25)	(0.43)	(0.93)	(0.58)	(0.40)
Net realized gains	—	—	—	—	—	—
Capital	—	(0.09)	—	—	—	(0.28)

Total distributions	(0.16)	(0.34)	(0.43)	(0.93)	(0.58)	(0.68)

Net asset value, end of period	$7.63	$7.28	$ 7.81	$ 7.96	$ 8.83	$ 9.02

Total Return (b)	7.05%	(2.48)%	3.53%	0.71%	4.40%	0.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,279	$4,322	$ 6,616	$ 9,633	$16,035	$22,460
Ratios to average net assets:
Net expenses (c)	1.96%	1.58%	1.46%	1.34%	1.27%	1.28%
Gross expenses (c)	1.96%	1.58%	1.46%	1.34%	1.27%	1.28%
Net investment income (c)	4.31%	4.58%	5.38%	6.40%	6.49%	6.60%
Portfolio turnover rate	126%	363%	292%	207%	257%	276%

†	Unaudited.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MORTGAGE PORTFOLIO

				For the
	Six Months	Year Ended		Period
	Ended			12/29/00* to
Institutional Shares	6/30/03†	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$10.50	$10.29	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.25	0.40	—	(d)
Net realized and unrealized gain (loss)	0.24	0.60	0.33	—

Total from investment operations	0.28	0.85	0.73	—

Less distributions from:
Net investment income	(0.06)	(0.28)	(0.40)	—	(d)
Net realized gains	—	(0.36)	(0.04)	—

Total distributions	(0.06)	(0.64)	(0.44)	—

Net asset value, end of period	$10.72	$10.50	$10.29	$10.00

Total Return (b)	2.64%	8.38%	7.44%	0.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,858	$87,148	$77,631	$100
Ratios to average net assets:
Net expenses (c)	0.65%	0.64%	0.65%	0.65%
Gross expenses (c)	0.74%	0.64%	1.37%	570.50	(e)
Net investment income (c)	0.80%	2.37%	3.04%	4.38%
Portfolio turnover rate	255%	497%	249%	0%

†	Unaudited.
*	Commencement of operations.
(a)	For the periods ended 12/31/02 and 12/31/00, net investment income (loss) was computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.
(d)	Amount is less than $0.01 per share.
(e)	Gross expense ratio was the result of the Portfolio being in existence for three days during the period ended 12/31/00.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard Global High Yield Portfolio (formerly Lazard Strategic Yield Portfolio) and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares (except for Mortgage Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2003, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Mid Cap(1)	$3,854,810	$3,953,010
Small Cap(2)	10,363,372	10,685,350
International Equity(2)	145,166,368	152,750,800
International Small Cap(1)	71,687,447	75,408,945
Emerging Markets(1)	27,156,480	28,236,984

(1)	Collateral is cash.
(2)	Collateral is U.S. Treasury obligations.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2003 (unaudited)

In accordance with generally accepted accounting principles, any cash received as collateral for securities lending transactions is shown on the respective Portfolio of Investments. The related amount payable on the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

During the period ended June 30, 2003, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolios, was as follows:

Securities
Portfolio	Lending Income

Mid Cap	$1,217
Small Cap	8,938
International Equity	992,303
International Small Cap	442,385
Emerging Markets	78,175

(e) Foreign Currency Translation and Forward Foreign Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward foreign currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Structured Investments—Global High Yield Portfolio may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Portfolio may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(h) Forward Roll Transactions—Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(i) Interest Rate Swap Agreements—Certain Portfolios may enter into interest rate swap agreements for investment, hedging or risk management purposes. An interest rate swap agreement involves the exchange of commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect,

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2003 (unaudited)

investment performance will be lower than it would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that: a liquid market may not always exist; the positions may correlate imperfectly with the asset and liability being hedged; or a counterparty to a transaction may not perform. Interest rate swap agreements are marked-to-market daily using market quotations. The change in market value is recorded by a Portfolio as unrealized gain (loss). The difference between the rates received and paid by a Portfolio constitutes investment income (loss).

(j) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the counter markets. The Portfolio pays a premium whether or not the option is exercised. The Portfolio bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that if the option is exercised the underlying security or other assets could then be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

There were no options transactions for the period ended June 30, 2003.

(k) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2002, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

Emerging Markets	$30,822,961	$3,337,906
Bond	—	2,566,482
High Yield	1,150,441	6,288,085
Global High Yield	14,900,897	22,094,886

Portfolio	Expiring 2008	Expiring 2009

International Equity	$—	$306,476,891
International Equity Select	—	10,906
International Small Cap	—	3,580,062
Emerging Markets	—	28,250,429
Bond	2,500,484	—
High Yield	9,656,682	20,597,062
Global High Yield	9,399,400	16,205,277

Portfolio	Expiring 2010

Equity	$29,011,082
Mid Cap	1,950,786
Small Cap	20,017,622
International Equity	401,228,521
International Equity Select	849,474
International Small Cap	12,123,813
Emerging Markets	39,743,070
High Yield	13,902,783
Global High Yield	17,080,505

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2002, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002, as follows:

Portfolio	Amount

Equity	$946,742
Mid Cap	414,725
Small Cap	5,932,023
International Equity	40,737,305
International Equity Select	140,216
International Small Cap	8,533,177
Emerging Markets	628,507
High Yield	1,907,831
Global High Yield	684,797
Mortgage	37,054

(l) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, Global High Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2003 (unaudited)

(m) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(n) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(o) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees retained by a Portfolio are included as paid in capital on its Statement of Assets and Liabilities. During the period ended June 30, 2003, redemption fees were received as follows:

Portfolio	Redemption Fees

Equity	$416
Mid Cap	1
Small Cap	4,490
International Equity	46,450
International Small Cap	10,352
Emerging Markets	19,065
Bond	5,314
High Yield	1,444

(p) Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into investment management agreements (the “Management Agreements”) with Lazard Asset Management LLC (the “Investment Manager”), a subsidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.75
Global High Yield	0.75
Mortgage	0.40

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional Shares	Open Shares
	Annual	Annual
Portfolio	Operating Expenses	Operating Expenses

Mid Cap	1.05%	1.35%
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
Bond	N/A	1.10
High Yield	0.75	1.05
Mortgage	0.65	N/A

During the period ended June 30, 2003, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

	Institutional Shares	Open Shares
	Amount Waived/	Amount Waived/
Portfolio	Reimbursed	Reimbursed

Mid Cap	$44,798	$19,468
International Equity Select	54,076	16,573
International Small Cap	—	4,689
Emerging Markets	—	9,652
Bond	—	13,089
High Yield	118,567	12,378
Mortgage	23,609	N/A

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

The Fund has a distribution agreement with Lazard pursuant to which Lazard acts as distributor for shares of each Portfolio and bears the cost of printing and mailing

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
June 30, 2003 (unaudited)

prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of Portfolio shares.

Lazard provides Open Shares with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to Lazard, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. Lazard may make payments to certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-series fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2003 were as follows:

Portfolio	Purchases	Sales

Equity	$31,854,783	$38,282,428
Mid Cap	19,775,450	20,232,461
Small Cap	144,190,940	177,773,328
International Equity	366,057,732	400,171,626
International Equity Select	1,237,712	15,240,890
International Small Cap	43,454,229	82,527,500
Emerging Markets	78,933,522	52,205,156
Bond(1)	29,296,485	17,527,910
High Yield	65,021,262	27,745,900
Global High Yield(2)	60,948,617	82,967,495
Mortgage(3)	-	-

(1)	Excludes purchases and sales of U.S. Government securities of $187,033,124 and $201,411,195, respectively.
(2)	Excludes purchases and sales of U.S. Government securities of $19,824,000 and $32,713,135, respectively.
(3)	Excludes purchases and sales of U.S. Government securities of $21,407,029 and $62,906,523, respectively.

For the period ended June 30, 2003, brokerage commissions of $950 were paid to Lazard for portfolio transactions executed on behalf of Emerging Markets Portfolio.

5. Line of Credit

The Fund has entered into a $50 million Line of Credit Agreement (the “Agreement”) with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment payable quarterly in arrears. During the period ended June 30, 2003, the Fund had no borrowings under this Agreement.

6. Subsequent Event

On July 2, 2003, Lazard International Equity Select Portfolio satisfied a redemption request of approximately $14.6 million. The redeeming shareholder had requested that the Portfolio effect this transaction once the Portfolio raised the necessary funds, which the Portfolio did through the orderly sale of investment securities. As the sales of these securities had not settled at June 30, 2003, the Portfolio’s Statement of Assets and Liabilities reflects this transaction only in its balance for Receivable for Investments Sold. On July 2, 2003, when the sales settled, the receivable was satisfied and the shareholder was paid. As a result of this transaction, the paid in capital and net assets of the Portfolio were reduced by the redemption amount.

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with	Principal Occupation(s) During Past 5 Years
Address	the Fund*	and Other Directorships Held

Non-Interested Directors:

John J. Burke (74)	Director	Lawyer and Private Investor; Director, Pacific Steel & Recycling, a steel
50 Burning Tree Lane	since May 1991	service and recycling company; Director, Sletten Construction Company,
Butte, MT 59701		a multi-state general contractor; Trustee Emeritus, The University of Montana
Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
Davidson Capital	since August 1995	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Management Corporation		Trustee, American Friends of the National Gallery/London; Trustee, The
500 Park Avenue		Spence School.
Suite 510
New York, NY 10022

William Katz (48)	Director	President and Chief Executive Officer, BBDO New York, an advertising
BBDO Worldwide	since April 1997	agency; Director, BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (72)	Director	Private Investor; Director, Dowel Associates, a real estate developer;
25 Lindsley Drive	since October 1991	Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director,
Morristown, NJ 07960		Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical
School.

Richard Reiss, Jr. (59)	Director	Managing Partner, Georgica Advisors LLC, an investment manager;
Georgica Advisors LLC	since May 1991	Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s,
Carnegie Hall Tower		Inc., a restaurant chain.
152 West 57th Street
46th Floor
New York, NY 10019

Interested Directors**:

Norman Eig (62)	Chairman of the	Managing Director and Co-Chief Executive Officer of the Investment Manager;
Lazard Asset Management LLC	Board	Member of the Management Committee of Lazard.
30 Rockefeller Plaza	since May 1991
New York, NY 10112-6300

Herbert W. Gullquist (66)	President and Director	Managing Director, Co-Chief Executive Officer and Chief Investment Officer
Lazard Asset Management LLC	since May 1991	of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112-6300

John Rutledge (54)	Director	President, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC	since May 1991	firm; Director, Strategic Optical Holdings Corp.; Director, Framed Picture
29 Horseshoe Road		Enterprise; Director, Crom Corporation, a water storage system manufacturer;
Cos Cob, CT 06807		Director, Earle M. Jorgensen Co., a steel service company; Director,
Amerindo Funds, Inc., a family of three investment portfolios; Director,
Vingage Corporation, a streaming video company; Chairman of Advisory
Board, Saugatuck Capital.

*	Each Director serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.
**	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member’s position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with
Address	the Fund*	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (30)	Vice President	Director and General Counsel of the Investment Manager; from
Lazard Asset Management LLC	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
30 Rockefeller Plaza	since April 2002	a law firm.
New York, NY 10112-6300

Stephen St. Clair (44)	Treasurer	Fund Administration Manager of the Investment Manager.
Lazard Asset Management LLC	since April 2003
30 Rockefeller Plaza
New York, NY 10112-6300

Brian D. Simon (40)	Assistant Secretary	Vice President of the Investment Manager; from July 1999 to October 2002,
Lazard Asset Management LLC	since November 2002	Vice President, Law & Regulation at J. & W. Seligman & Co.; from July 1997
30 Rockefeller Plaza		to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.
New York, NY 10112-6300

* Each Officer serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.

This Page Intentionally Left Blank.

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Public Accountants Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund’s shares is authorized only in the case of a concurrent or prior delivery of the Fund’s current Prospectus.

The Lazard Funds, Inc.	30 Rockefeller Plaza New York, NY 10112-6300	Tel 800-823-6300 www.LazardNet.com

M F 0 3 1 0 1

ITEM 2.   CODE OF ETHICS.

                  Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.   [RESERVED]

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LAZARD FUNDS, INC.

By: /s/ Norman Eig
    -----------------------------
    Norman Eig
    Chief Executive Officer

Date: August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Norman Eig
    -----------------------------
    Norman Eig
    Chief Executive Officer

Date: August 22, 2003

By: /s/ Stephen St. Clair
    -----------------------------
    Stephen St. Clair
    Chief Financial Officer

Date: August 22, 2003

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.
(EX-99.906CERT)